Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2001




Merrill Lynch
Global Allocation
Fund, Inc.



www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.


Merrill Lynch
Global Allocation
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

Summary of
Fund's Overall
Asset Mix
As of 4/30/01
                                                        Percent of Fund's Net Assets   Reference Portfolio
                                                          4/30/01        10/31/00          Percentages
North & South American Equities                             37.8%*         36.2%*              36.0%
European Equities                                            9.7           10.4                11.0
Pacific Basin Equities                                      14.8           14.8                13.0
Total Equities                                              62.3           61.4                60.0
US Dollar Denominated Fixed-Income Securities               20.3           21.4                24.0
    US Issuers                                              12.9           12.3                 --
    Non-US Issuers                                           7.4            9.1                 --
Non-US Dollar Denominated Fixed-Income Securities            8.0            9.0                16.0
Total Fixed-Income Securities                               28.3++         30.4++              40.0
Cash & Cash Equivalents                                      9.4            8.2                 --


 *Includes value of Financial Futures Contracts.
++Includes Preferred Stock.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


DEAR SHAREHOLDER

Investment Environment
Decelerating economic growth across the Group of Seven Industrialized Nations, higher energy prices, and rising Middle East tensions followed by an unprecedented period of political confusion surrounding the US Presidential election, led to dramatic price declines in most world equity markets for the first months of the six-month period ended April 30, 2001. Equity markets in the United States and Asia were especially hard hit as earnings releases in November and December lagged expectations and investor sentiment became increasingly negative. Evidence of a US economic slowdown continued through December in the form of a slow holiday sales season and a continued string of negative earnings announcements. Technology, media and telecommunications ("TMT") stocks experienced some of the worst declines as Gateway, Inc. and Hewlett-Packard Company announced disappointing quarterly performance in November and Intel Corp., Compaq Computer Corporation and Microsoft Corporation warned of missed forecasts for the last quarter of 2000 and the calendar year 2001. The exposure of many Asian companies to the computer, electronic and telecommunications equipment sectors left them particularly vulnerable to these declines.

In early January 2001, the Federal Reserve Board surprised investors between scheduled meetings by reducing its target overnight interest rate from 6.5% to 6%. The Federal Reserve Board went on to decrease the target overnight interest rate three more times in this period with a final reduction to 4.5% in mid-April. US stock markets soared in response to the early January interest rate cut and Japanese and European markets reacted positively.

January proved to be the exception during the six-month period of declining equity markets. In February, equity markets worldwide retraced their January gains as the US macroeconomic environment continued to deteriorate and several companies released negative earnings announcements. By February 28, 2001, the Nikkei 225 Stock Index average fell to a 15-year low (note that the Nikkei 225 Stock Index was rebalanced in favor of TMT shares in 2000). In March, the decline of equity markets worldwide accelerated as the unmanaged NASDAQ Composite Index dropped below 2,000 for the first time in more than two years, the unmanaged Dow Jones STOXX Europe 50 Index fell to a 17-month low and the Dow Jones Industrial Average fell below 10,000 for the first time since October 2000.

In April, releases regarding first quarter earnings confirmed the previous month's warning of poor earnings and delivered guidance suggesting persistent weakness well into calendar year 2001. In spite of this guidance, some of the cash accumulated by investors in the March sell-off was reinvested as most world equity markets rebounded to just below their early February levels. All US stock indexes ended the period significantly lower than their October levels, with the NASDAQ Composite Index's 37% loss representing the worst performance.

In contrast, government bond markets in the US and Europe reacted positively to slow economic growth accompanied by benign inflationary data. However, overall credit markets deteriorated because of concerns that slowing economic growth had reduced the ability of companies to repay loans. Bond market weakness was exacerbated by renewed concerns over the stability of Latin American currencies and Asian banking systems. In February, Japan's Standard & Poor's credit rating was downgraded below AAA for the first time in 26 years as a result of rising debt and the failure to tackle the banking crisis. In March, the Bank of Japan announced that it would begin to target liquidity in an attempt to end deflation. During the last two months of the period, Japanese government promises of economic reform spurred a small rally in Japan.

Portfolio Matters
During the six-month period ended April 30, 2001, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +9.35%, +8.82%, +8.77% and +9.21%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outperformed its benchmark unmanaged Reference Portfolio,* which lost 4.50% for the same six-month period. The Fund outperformed each component within the benchmark.

With 62.3% of net assets invested in equities at April 30, 2001, the Fund was overweight in its Reference Portfolio equity weighting of 60.0%. In addition, the Fund was significantly underweighted in fixed-income securities, with 28.3% of the Fund's net assets invested in bonds worldwide as compared to its Reference Portfolio's weighting of 40.0%. During the six-month period ended April 30, 2001, we slightly decreased our weighting in US dollar-denominated bonds, increased our weighting in US equities and increased the cash position from 8.2% of net assets to 9.4%.


*The unmanaged benchmark index is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard & Poor's - Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Salomon Brothers World Government Bond Index (Ex-US). Descriptions of these indexes can be found on page 6 of this report to shareholders in the "Recent Performance Results" section.


The Fund's strong outperformance of its benchmark during the period was in large part because of our emphasis on attractively valued stocks, particularly US stock holdings. We have historically been underweighted in technology and this helped cushion relative performance, as that sector declined dramatically through much of the period. Overweighting the US dollar, particularly compared to the Japanese yen, also helped both absolute and relative performance.

Growth stocks were more vulnerable to overly optimistic earnings expectations and they dramatically underperformed value stocks during the period. The Fund's position in more value-oriented companies contributed to our outperformance of both the benchmark index and its Lipper peer group. We took profits in some of the Fund's more traditional value-oriented holdings early in the period. Through the second half of the period, we took advantage of lower prices and more attractive valuations of US technology companies, and we more than doubled the Fund's weighting in US technology equities from 4.0% of net assets to 8.3%. During the six-month period ended April 30, 2001, our European and Pacific Basin stock positions were essentially unchanged from October 31, 2000 at 10.4% and 14.8% of net assets, respectively. Approximately 8.4% of the Fund's net assets was invested in convertible securities, which are reported as part of the Fund's fixed-income securities, although some of these securities tend to perform somewhat like equities.

With the exception of the Fund's weighting in domestic technology stocks, the Fund's overall asset mix changed very little during the six-month period ended April 30, 2001. Our positioning of the Fund's assets proved effective through the volatility and ultimate decline of most markets in this period. Following profit-taking in some of the Fund's more traditional value-oriented positions, we held cash while waiting for more attractive buying opportunities and ultimately reinvested that cash in the last two months of the period as such opportunities arose.

During the six-month period, we modestly decreased our euro- and US dollar-denominated fixed-income holdings. On April 30, 2001, the Fund's net weighting in the US dollar was 71.2%, including both dollar-denominated assets and the portion of assets hedged back into dollars. The Fund's net weighting in the euro increased from 15.8% to 16.4% during the period.


In Conclusion
We thank you for your investment in Merrill Lynch Global Allocation Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Bryan N. Ison)
Bryan N. Ison
Senior Vice President and
Portfolio Manager



(Dennis Stattman)
Dennis Stattman
Vice President and
Portfolio Manager


June 11, 2001



Merrill Lynch Global Allocation Fund, Inc., April 30, 2001



PORTFOLIO INFORMATION


Worldwide
Investments
As of 4/30/01


Breakdown of Stocks &
Fixed-Income Securities by    Percent of
Country                       Net Assets++

United States*                   49.3%
Japan                            12.2
Germany                           5.8
United Kingdom                    3.9
Malaysia                          2.5
Australia                         2.2
France                            1.9
Hong Kong                         1.7
South Korea                       1.6
Brazil                            1.6
Canada                            1.2
Netherlands                       0.9
Italy                             0.7
Mexico                            0.7
Bermuda                           0.7
Switzerland                       0.6
South Africa                      0.6
Argentina                         0.6
Spain                             0.5
Portugal                          0.4
Finland                           0.4
Cayman Islands                    0.4
Sweden                            0.4
Denmark                           0.3
Indonesia                         0.3
Chile                             0.3
Ireland                           0.2
Russia                            0.2
New Zealand                       0.1
Israel                            0.1
Austria**                         0.0
Philippines**                     0.0



Ten Largest Industries         Percent of
(Equity Investments)           Net Assets

Insurance                         6.6%
Energy & Petroleum                4.7
Telecommunications                4.1
Banks                             3.3
Real Estate                       2.8
Real Estate Investment Trusts     2.5
Metals--Steel                     2.2
Derivatives                       1.8
Financial Services                1.7
Pharmaceuticals                   1.7




Ten Largest Holdings          Percent of
(Equity Investments)          Net Assets

Nasdaq-100 Shares                 1.8%
Security Capital Group
Incorporated (Class B)            1.6
The Sumitomo Marine & Fire
Insurance Co., Ltd.               0.9
Broken Hill Proprietary
Company Limited                   0.9
Semiconductor HOLDRs Trust        0.8
The Nippon Fire & Marine
Insurance Co., Ltd.               0.8
The Yasuda Fire & Marine
Insurance Co. Ltd.                0.8
Meditrust Companies               0.7
Beverly Enterprises, Inc.         0.7
The Nichido Fire & Marine
Insurance Co., Ltd.               0.6


 *Includes investments in short-term securities.
**Holdings are less than 0.1%.
++Total may not equal 100%.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.


Recent
Performance
Results
                                                                                             Ten Years/
                                                       6-Month            12-Month        Since Inception
As of April 30, 2001                                 Total Return       Total Return        Total Return
ML Global Allocation Fund, Inc.--Class A Shares*        + 9.35%            +13.97%            +246.33%
ML Global Allocation Fund, Inc.--Class B Shares*        + 8.82             +12.84             +212.76
ML Global Allocation Fund, Inc.--Class C Shares*        + 8.77             +12.86             +113.63
ML Global Allocation Fund, Inc.--Class D Shares*        + 9.21             +13.70             +124.78
US Stocks: Standard & Poor's 500 Index**                -12.06             -12.97          +313.57/+201.40
Non-US Stocks: Financial Times/Standard & Poor's--
Actuaries World Index (Ex-US)***                        - 7.80             -15.17           +86.70/+39.70
US Bonds: ML Treasury Index GA05****                    + 6.28             +12.71           +95.55/+57.73
Non-US Bonds: Salomon Brothers World Government
Bond Index (Ex-US)*****                                 + 0.99             - 2.08           +87.75/+20.43

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are for ten years for Class
A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
***An unmanaged capitalization-weighted index comprised of 1,631 companies in 28 countries, excluding the United States. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
****An unmanaged index designed to track the total return of the current coupon five-year US Treasury bond. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
*****An unmanaged market capitalization-weighted index tracking ten government bond indexes, excluding the United States. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*
One Year Ended 3/31/01                    + 6.72%        + 1.12%
Five Years Ended 3/31/01                  +11.67         +10.47
Ten Years Ended 3/31/01                   +13.01         +12.40

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 3/31/01                    + 5.60%        + 1.93%
Five Years Ended 3/31/01                  +10.53         +10.53
Ten Years Ended 3/31/01                   +11.86         +11.86

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

One Year Ended 3/31/01                    + 5.58%        + 4.67%
Five Years Ended 3/31/01                  +10.52         +10.52
Inception (10/21/94) through 3/31/01      +11.65         +11.65

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

One Year Ended 3/31/01                    + 6.46%        + 0.87%
Five Years Ended 3/31/01                  +11.38         +10.18
Inception (10/21/94) through 3/31/01      +12.53         +11.59

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


Portfolio
Abbreviations

To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

ARS    Argentinean Peso
CHF    Swiss Franc
DEM    German Deutschemark
EUR    Euro
FRF    French Franc
GBP    Great Britain Pound
JPY    Japanese Yen
NZD    New Zealand Dollar
SEK    Swedish Kroner
USD    United States Dollar


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                                                                                                   Percent of
COUNTRY      Industries        Shares Held                  Common Stocks                  Cost          Value     Net Assets
Argentina    Banks                   467,900  BBVA Banco Frances SA (ADR)++ (USD)   $    11,254,989  $    13,241,570    0.2%

                                              Total Common Stocks in Argentina           11,254,989       13,241,570    0.2

Australia    Foods                 5,566,000  Goodman Fielder Limited                     5,875,419        3,411,735    0.1

             Insurance            13,791,044  HIH Insurance Limited                      21,830,645               70    0.0

             Metals & Mining      10,321,100  Normandy Mining Limited                     8,253,188        5,166,578    0.1
                                  26,900,927  Pasminco Limited (c)                       26,083,629        6,128,483    0.1
                                   8,265,000  WMC Limited                                27,620,232       39,726,780    0.6
                                                                                    ---------------  ---------------  ------
                                                                                         61,957,049       51,021,841    0.8

             Multi-Industry        2,229,404  Lend Lease Corporation Limited             18,820,504       15,954,302    0.2
                                   2,300,000  Pacific Dunlop Limited                      5,753,464        1,327,569    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         24,573,968       17,281,871    0.2
             Resources             5,501,890  Broken Hill Proprietary Company
                                              Limited                                    55,300,906       60,479,064    0.9

             Steel                 1,375,473  OneSteel Limited                              558,595          681,514    0.0

                                              Total Common Stocks in Australia          170,096,582      132,876,095    2.0


Bermuda      Insurance               800,000  ACE Limited                                13,302,904       28,560,000    0.4
                                     235,000  XL Capital Ltd. (Class A)                  10,375,422       16,638,000    0.3

                                              Total Common Stocks in Bermuda             23,678,326       45,198,000    0.7


Brazil       Forest Products           9,740  Aracruz Celulose SA (ADR)++ (USD)             140,163          138,308    0.0
             Oil--Integrated           5,210  Petroleo Brasileiro SA--Petrobras              98,037          140,572    0.0
                                     400,000  Petroleo Brasileiro SA--Petrobras
                                              (ADR)++ (USD)                              10,277,338       10,800,000    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         10,375,375       10,940,572    0.2

             Telecommunications       32,491  Tele Norte Leste Participacoes
                                              SA (ADR)++ (USD)                              283,218          567,943    0.0
                                     276,000  Telecomunicac'es Brasileiras SA--
                                              Telebras (Preferred Block)
                                              (ADR)++ (USD)                              11,455,396       14,142,240    0.2
                                     165,938  Telefonica SA (ADR)++ (USD)(c)             10,078,084        8,340,044    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         21,816,698       23,050,227    0.3

                                              Total Common Stocks in Brazil              32,332,236       34,129,107    0.5


Canada       Metals--Non-Ferrous     800,000  Inco Limited (USD)(c)                      15,029,476       14,512,000    0.2

             Real Estate           1,799,800  TrizecHahn Corporation                     28,467,789       27,896,900    0.4

             Retail Stores         1,365,500  Hudson's Bay Company                       13,640,358       15,339,102    0.2

             Telecommunications    1,846,500  Rogers Wireless Communications
                                              Inc. 'B' (USD)(c)                          33,259,332       22,527,300    0.4

                                              Total Common Stocks in Canada              90,396,955       80,275,302    1.2


Denmark      Commercial Services &    89,915  ISS A/S (c)                                 5,753,198        5,233,640    0.1
             Supplies

             Telecommunications      355,000  Tele Danmark A/S                           12,205,595       13,494,411    0.2

                                              Total Common Stocks in Denmark             17,958,793       18,728,051    0.3


Finland      Communications          420,362  Nokia Oyj 'A'                              12,899,923       13,901,447    0.2
             Equipment

             Paper & Forest          472,876  Metsa-Serla Oyj 'B'                         3,608,909        3,542,678    0.0
             Products                391,908  Stora Enso Oyj 'R'                          3,161,254        4,412,814    0.1
                                     233,026  UPM-Kymmene Oyj                             5,614,478        7,303,340    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         12,384,641       15,258,832    0.2

                                              Total Common Stocks in Finland             25,284,564       29,160,279    0.4


France       Automobiles              44,308  PSA Peugeot Citroen                         8,672,090       12,645,350    0.2
             Banks                    91,472  Banque Nationale de Paris (BNP)             3,010,080        8,126,127    0.1
                                      95,000  Societe Generale 'A'                        2,439,315        6,123,303    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          5,449,395       14,249,430    0.2

             Building &               49,513  Compagnie de Saint Gobain                   6,101,903        7,462,698    0.1
             Construction

             Chemicals               201,310  Aventis SA                                  9,930,228       15,581,430    0.2

             Diversified              73,820  Vivendi Universal SA                        6,509,066        5,108,280    0.1

             Metals--Steel           370,804  Usinor SA                                   4,245,214        4,842,559    0.1

             Multi-Industry          100,850  Eurazeo                                     3,717,680        6,571,900    0.1

             Oil--Related             92,919  Total Fina SA 'B'                          13,289,273       13,840,174    0.2

             Telecommunications       51,470  Alcatel                                     1,988,862        1,674,742    0.0
                                     244,500  Alcatel (ADR)++ (USD)                       4,208,043        7,936,470    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          6,196,905        9,611,212    0.1

             Water Treatment          39,195  Suez Lyonnaise des Eaux SA                  6,255,153        5,789,398    0.1
             Systems

                                              Total Common Stocks in France              70,366,907       95,702,431    1.4


Germany      Banks                   103,474  Bayerische Hypo-und Vereinsbank AG          4,158,426        5,724,579    0.1
                                     203,400  Bayerische Hypo-und Vereinsbank AG          6,298,337       11,274,509    0.2
                                      63,313  Deutsche Bank AG (Registered Shares)        5,230,159        5,150,231    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         15,686,922       22,149,319    0.4

             Capital Goods           159,817  Kloeckner-Werke AG                          1,154,855        2,401,709    0.0

             Chemicals               175,986  Bayer AG                                    7,166,432        7,380,181    0.1
                                      57,106  Henkel KGaA                                 2,421,203        3,351,718    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          9,587,635       10,731,899    0.2

             Multi-Industry          142,852  RWE AG                                      5,557,399        5,534,718    0.1
                                     205,645  Thyssen Krupp AG                            4,480,913        3,172,453    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         10,038,312        8,707,171    0.1

             Telecommunications      219,930  Deutsche Telekom AG (Registered
                                              Shares)                                     8,833,449        5,732,704    0.1

             Utilities               274,001  E.On AG                                    15,857,196       13,761,944    0.2

                                              Total Common Stocks in Germany             61,158,369       63,484,746    1.0



Merrill Lynch Global Allocation Fund, Inc., April 30, 2001



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                                                                                                   Percent of
COUNTRY      Industries        Shares Held                  Common Stocks                  Cost          Value     Net Assets
Hong Kong    Banks                 1,133,659  HSBC Holdings PLC                     $     6,688,836  $    14,390,594    0.2%

             Multi-Industry        2,820,950  Hutchison Whampoa Limited                  13,781,517       30,292,930    0.5

                                              Total Common Stocks in Hong Kong           20,470,353       44,683,524    0.7


Indonesia    Paper & Pulp          2,700,000  Asia Pacific Resources International
                                              Holdings Ltd. 'A' (c)                       7,030,787        2,349,000    0.0

             Tobacco              17,332,000  PT Hanjaya Mandala Sampoerna Tbk           24,746,565       18,602,017    0.3

                                              Total Common Stocks in Indonesia           31,777,352       20,951,017    0.3


Ireland      Banks                 1,153,482  Bank of Ireland                             7,338,003       11,136,954    0.2

             Financial Services      293,373  Irish Life & Permanent PLC                  3,102,088        3,225,296    0.0

                                              Total Common Stocks in Ireland             10,440,091       14,362,250    0.2


Israel       Telecommunications &    650,000  ECI Telecom Limited (US Registered
             Equipment                        Shares)(USD)                               17,330,285        4,426,500    0.1


                                              Total Common Stocks in Israel              17,330,285        4,426,500    0.1


Italy        Banks                 3,517,998  Banca Intesa SpA                           13,461,078       13,193,611    0.2

             Insurance               254,986  Assicurazioni Generali                      7,315,892        8,228,969    0.1

             Oil & Gas             2,267,268  ENI SpA                                    13,763,720       15,518,434    0.3

             Telecommunications      345,374  Telecom Italia Mobile (TIM) SpA             2,835,123        2,373,117    0.0
                                   1,315,449  Telecom Italia SpA (Registered
                                              Shares)                                     4,808,249        8,198,928    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          7,643,372       10,572,045    0.1

                                              Total Common Stocks in Italy               42,184,062       47,513,059    0.7


Japan        Automobiles &         3,282,000  Suzuki Motor Corporation                   30,510,247       41,710,770    0.6
             Equipment

             Banking &             1,720,000  Shinko Securities Co., Ltd.                 4,377,152        5,959,121    0.1
             Financial

             Banks                   201,000  The Asahi Bank, Ltd.                          580,449          559,712    0.0

             Beverages             1,500,000  Chukyo Coca-Cola Bottling Co., Ltd.        15,603,941       11,778,039    0.2
                                     593,100  Coca-Cola West Japan Company Limited       12,212,949       12,794,848    0.2
                                     603,000  Hokkaido Coca-Cola Bottling Co., Ltd.       8,131,905        4,051,402    0.0
                                     691,000  Kinki Coca-Cola Bottling Co., Ltd.         10,472,103        6,376,654    0.1
                                   1,143,000  Mikuni Coca-Cola Bottling                  15,815,229       12,860,890    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         62,236,127       47,861,833    0.7

             Capital Goods        12,900,000  Kawasaki Heavy Industries Ltd. (c)         35,297,925       21,198,041    0.3
                                   7,875,000  Mitsubishi Heavy Industries, Ltd.          44,268,610       32,192,294    0.5
                                                                                    ---------------  ---------------  ------
                                                                                         79,566,535       53,390,335    0.8

             Electrical            1,157,000  Chudenko Corporation                       30,014,026       15,097,616    0.2
             Construction          3,018,000  Kinden Corporation                         33,535,540       16,588,190    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         63,549,566       31,685,806    0.5

             Electrical Equipment    103,000  Murata Manufacturing Co., Ltd.              3,081,369        8,662,889    0.1

             Electronics           1,299,000  Hitachi Ltd.                                9,381,584       12,597,256    0.2

             Financial             3,720,000  Daiwa Securities Group Inc.                13,118,782       42,158,093    0.6
             Services                927,000  Kokusai Securities Co., Ltd.                7,739,975        7,954,183    0.1
                                     835,000  The Nomura Securities Co., Ltd.            11,012,965       17,641,559    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         31,871,722       67,753,835    1.0

             Industrial               28,000  Miura Co., Ltd.                               466,635          364,917    0.0
             Insurance             8,998,600  The Dai-Tokyo Fire and Marine
                                              Insurance Co., Ltd.                        36,414,996       31,322,281    0.5
                                   1,179,000  The Dowa Fire & Marine Insurance
                                              Co., Ltd.                                   3,063,032        5,191,857    0.1
                                   3,765,000  Mitsui Marine and Fire Insurance
                                              Company, Ltd.                              18,235,822       21,059,740    0.3
                                   6,211,000  The Nichido Fire & Marine Insurance
                                              Co., Ltd.                                  32,002,798       42,534,553    0.6
                                  13,489,000  The Nippon Fire & Marine Insurance
                                              Co., Ltd.                                  54,344,664       51,756,879    0.8
                                     999,000  The Nisshin Fire and Marine Insurance
                                              Company, Limited                            2,688,731        2,199,603    0.0
                                  10,415,000  The Sumitomo Marine & Fire Insurance
                                              Co., Ltd.                                  60,440,502       63,568,300    0.9
                                   2,804,000  The Tokio Marine & Fire Insurance Co.
                                              Ltd.                                       29,620,271       29,507,427    0.4
                                   8,204,000  The Yasuda Fire & Marine Insurance
                                              Co. Ltd.                                   39,745,679       50,206,209    0.8
                                                                                    ---------------  ---------------  ------
                                                                                        276,556,495      297,346,849    4.4

             Office Equipment        707,000  Canon, Inc.                                 9,065,660       27,756,911    0.4

             Packaging &           1,103,000  Toyo Seikan Kaisha, Ltd.                   25,118,395       18,705,509    0.3
             Containers

             Pharmaceuticals       1,261,000  Sankyo Company, Ltd.                       28,124,373       26,335,694    0.4
                                     384,000  Taisho Pharmaceutical Company, Ltd.         7,984,458        7,553,487    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         36,108,831       33,889,181    0.5

             Restaurants             647,000  Mos Food Service, Inc.                     12,121,005        5,001,700    0.1
                                     618,000  Ohsho Food Service                         10,180,663        4,852,552    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         22,301,668        9,854,252    0.1

             Retail Stores           460,000  Ito-Yokado Co., Ltd.                       21,319,319       25,655,887    0.4
                                     100,000  Sangetsu Co., Ltd.                          3,160,832        1,327,559    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         24,480,151       26,983,446    0.4

             Telecommunications          740  Nippon Telegraph & Telephone
                                              Corporation (NTT)                          11,492,964        4,702,311    0.1

                                              Total Common Stocks in Japan              690,745,550      689,784,933   10.2


Mexico       Beverages &             250,100  Fomento Economico Mexicano, SA de
             Tobacco                          CV (ADR)++ (USD)                            7,688,881        9,553,820    0.2

             Foods                   700,000  Grupo Industrial Maseca SA de
                                              CV (ADR)++ (USD)                            7,969,925        2,065,000    0.0

             Media                   555,000  Grupo Televisa SA (ADR)++ (USD)(c)         20,959,838       21,106,650    0.3

                                              Total Common Stocks in Mexico              36,618,644       32,725,470    0.5


Netherlands  Broadcasting &          131,730  Wolters Kluwer NV 'A'                       2,915,057        3,641,569    0.1
             Publishing

             Chemicals               333,648  Akzo Nobel NV                              11,385,923       13,888,388    0.2

             Financial Services      194,380  ING Groep NV                                6,173,204       13,264,803    0.2

             Human Resources         257,035  Vedior NV 'A'                               3,497,855        2,620,703    0.0

             Multi-Industry          146,090  Hagemeyer NV                                3,303,112        2,920,753    0.0

             Office Products         265,313  Buhrmann NV                                 5,028,872        4,396,383    0.1

             Oil                     234,244  Royal Dutch Petroleum Company              14,863,805       13,997,681    0.2

             Steel                   227,555  Ispat International NV (NY Registered
                                              Shares)(USD)                                1,675,432          625,776    0.0

             Telecommunications      295,598  KPN NV                                      4,221,057        3,611,424    0.1

                                              Total Common Stocks in the Netherlands     53,064,317       58,967,480    0.9


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                                                                                                   Percent of
COUNTRY      Industries        Shares Held                  Common Stocks                  Cost          Value     Net Assets
New Zealand  Natural Gas             408,784  Natural Gas Corporation Holdings
             Suppliers                        Limited                               $       262,807  $       217,419    0.0%

                                              Total Common Stocks in New Zealand            262,807          217,419    0.0


Philippines  Multi-Industry        9,123,148  Ayala Corporation                           1,948,253        1,260,201    0.0

                                              Total Common Stocks in the Philippines      1,948,253        1,260,201    0.0


Portugal     Banks                 2,345,609  Banco Comercial Portugues, SA (BCP)
                                              (Registered Shares)(c)                      7,048,101       10,065,345    0.1
                                   2,171,860  Banco Comercial Portugues, SA (BCP)
                                              (Rights)(o)                                         0          252,897    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          7,048,101       10,318,242    0.1

             Electric Utilities    1,594,152  Electricidade de Portugal, SA (EDP)         4,131,404        4,324,928    0.1

                                              Total Common Stocks in Portugal            11,179,505       14,643,170    0.2


Russia       Telecommunications       47,330  Metromedia International (Warrants)
                                              (h)(USD)                                            0            2,367    0.0
                                      47,330  Metromedia International (Warrants)
                                              (h)(USD)                                      111,750            1,420    0.0
                                      11,880  Metromedia International (Warrants)
                                              (h)(USD)                                       30,855              356    0.0

                                              Total Common Stocks in Russia                 142,605            4,143    0.0


South        Paper Products          833,600  Sappi Limited (ADR)++ (USD)                 6,843,237        7,794,160    0.1
Africa
                                              Total Common Stocks in South Africa         6,843,237        7,794,160    0.1


South        Electronics                 570  Samsung Electronics                            41,248           99,112    0.0
Korea
             Metals--Steel           525,000  Pohang Iron & Steel Company Ltd.           22,371,025       39,066,059    0.6
                                   1,450,000  Pohang Iron & Steel Company Ltd.
                                              (ADR)++ (USD)                              23,878,533       29,014,500    0.4
                                                                                    ---------------  ---------------  ------
                                                                                         46,249,558       68,080,559    1.0
             Telecommunications       18,840  SK Telecom Co., Ltd.                          805,981        3,240,137    0.0
                                     201,650  SK Telecom Co., Ltd. (ADR)++
                                              (USD)(g)                                    2,353,123        4,244,733    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          3,159,104        7,484,870    0.1

                                              Total Common Stocks in South Korea         49,449,910       75,664,541    1.1


Spain        Banks                   149,000  Banco Santander Central Hispano
                                              SA (ADR)++ (USD)                            1,527,250        1,466,160    0.0

             Electric Utilities      624,659  Endesa SA                                  12,058,015       10,517,092    0.2

             Petroleum--Domestic     363,921  Repsol-YPF, SA                              6,761,087        6,743,434    0.1

             Telecommunications      654,606  Telefonica SA (c)                          12,376,781       11,073,530    0.2
                                              Total Common Stocks in Spain               32,723,133       29,800,216    0.5
Sweden       Appliances              566,447  Electrolux AB 'B'                           7,706,999        9,347,947    0.1

             Banks                   694,434  Skandinaviska Enskilda Banken
                                              (SEB) 'A'                                   7,653,538        6,423,058    0.1

             Multi-Industry          192,784  Svedala Industri AB (c)                     2,531,671        3,341,014    0.1

             Telecommunications &    956,007  Telefonaktiebolaget LM Ericsson AB 'B'      9,001,241        6,143,166    0.1
             Equipment

                                              Total Common Stocks in Sweden              26,893,449       25,255,185    0.4


Switzerland  Construction              5,561  Holderbank Financiere Glarus AG 'B'         6,153,673        6,266,502    0.1
             Products

             Insurance                24,353  Zurich Financial Services AG               12,351,943        8,660,903    0.1

             Pharmaceuticals          10,215  Novartis AG (Registered Shares)            15,959,048       15,873,906    0.2
                                       1,645  Roche Holding AG (Genuss)                  15,275,308       11,814,341    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         31,234,356       27,688,247    0.4

                                              Total Common Stocks in Switzerland         49,739,972       42,615,652    0.6


United       Aerospace             1,361,615  Rolls-Royce PLC                             4,156,474        4,149,663    0.1
Kingdom
             Aerospace & Defense     842,729  British Aerospace PLC                       3,377,591        3,991,121    0.1

             Banks                   519,431  Barclays PLC                               11,105,651       16,722,042    0.2
                                     859,937  HSBC Holdings PLC                          10,154,767       11,331,964    0.2
                                     619,696  Lloyds TSB Group PLC                        6,058,346        6,441,592    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         27,318,764       34,495,598    0.5

             Building &              843,496  Hanson PLC                                  4,118,623        5,714,549    0.1
             Construction

             Consumer Products     2,913,103  Unilever PLC                               15,887,529       22,007,398    0.3

             Financial Services      391,908  Abbey National PLC                          5,105,450        6,953,200    0.1

             Food & Beverage         523,871  Allied Domecq PLC                           2,178,364        3,208,094    0.0
                                     468,542  Bass PLC                                    5,483,002        5,155,298    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          7,661,366        8,363,392    0.1

             Food Merchandising    2,079,763  J Sainsbury PLC                            10,761,964       11,821,067    0.2

             Foods/                  899,987  Cadbury Schweppes PLC                       5,148,236        5,549,993    0.1
             Food Processing

             Insurance               502,211  CGNU PLC                                    6,921,843        6,970,066    0.1
                                     599,200  Prudential Corporation PLC                  8,215,199        7,013,003    0.1
                                     340,569  Royal & Sun Alliance Insurance
                                              Group PLC                                   2,261,188        2,412,066    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         17,398,230       16,395,135    0.2

             Merchandising         1,017,398  Boots Company PLC                           7,833,909        8,988,905    0.1

             Multi-Industry        3,872,020  Invensys PLC                                7,945,914        8,116,226    0.1

             Oil--Related          2,046,720  BP Amoco PLC                               14,254,737       18,361,363    0.3

             Restaurants & Food      387,679  Whitbread Holdings PLC                      2,882,438        3,078,536    0.0
             Service

             Retail--Food            627,465  Kingfisher PLC                              4,825,541        4,039,996    0.1
                                     658,088  Safeway PLC                                 3,668,078        3,031,927    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          8,493,619        7,071,923    0.1

             Retail Stores           301,675  Signet Group PLC (ADR)++ (USD)                461,861        9,219,188    0.1

             Security Systems      1,758,440  Chubb PLC                                   6,084,346        4,151,360    0.1

             Telecommunications      827,744  British Telecommunications PLC             12,049,990        6,608,596    0.1
                                   8,102,183  Vodafone Group PLC                         32,559,420       24,605,301    0.4
                                                                                    ---------------  ---------------  ------
                                                                                         44,609,410       31,213,897    0.5

                                              Total Common Stocks in the
                                              United Kingdom                            193,500,461      209,642,514    3.1



Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                                                                                                   Percent of
COUNTRY      Industries        Shares Held                  Common Stocks                  Cost          Value     Net Assets
United       Banks                   150,000  Charter One Financial, Inc.           $     2,462,717  $     4,395,000    0.0%
States                               271,700  East West Bancorp, Inc.                     2,717,000        5,637,775    0.1
                                     855,000  Golden State Bancorp Inc.                   6,178,579       25,479,000    0.4
                                   3,710,433  Golden State Bancorp Inc.
                                              "Litigation Tracking" (Warrants)(h)         6,126,457        4,638,041    0.1
                                     900,000  KeyCorp                                    13,025,874       20,862,000    0.3
                                     354,800  Riggs National Corporation                  3,707,431        5,623,580    0.1
                                     760,000  Santander BanCorp                          11,801,865       14,440,000    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         46,019,923       81,075,396    1.2

             Business Data         1,797,600  Information Resources, Inc. (b)(c)         17,180,740       11,001,312    0.2
             Services

             Communications          450,000  SBC Communications Inc.                    18,482,390       18,562,500    0.3

             Communications        1,300,000  3Com Corporation (c)                        6,611,014        8,476,000    0.1
             Equipment             1,075,000  ADC Telecommunications, Inc. (c)           13,285,375        8,062,500    0.1
                                     500,000  Cisco Systems, Inc. (c)                     9,401,240        8,490,000    0.1
                                     420,000  Corning Incorporated                       10,092,600        9,227,400    0.2
                                     300,000  Tellabs, Inc. (c)                          12,708,520       10,533,000    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         52,098,749       44,788,900    0.7
             Computer Services     1,000,000  Computer Associates International,
                                              Inc.                                       27,843,850       32,190,000    0.5

             Computer Software     1,506,000  Borland Software Corporation (c)           18,692,609       14,382,300    0.2
                                   1,200,000  Hyperion Solutions Corporation (c)         15,858,222       19,620,000    0.3
                                     100,000  MIPS Technologies, Inc. (Class B)(c)        4,481,364        1,815,000    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         39,032,195       35,817,300    0.5

             Computers &             450,000  EMC Corporation (c)                        14,462,190       17,820,000    0.3
             Peripherals

             Computers &             552,700  Compaq Computer Corporation                14,880,547        9,672,250    0.1
             Technology            1,314,900  Silicon Graphics, Inc. (c)                  7,031,794        3,445,038    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         21,912,341       13,117,288    0.2

             Data Storage          1,238,500  Imation Corp. (c)                          22,255,891       28,572,195    0.4
                                   1,300,000  Iomega Corporation (c)                      5,570,504        4,407,000    0.1
                                     750,000  Komag, Incorporated (c)                    12,619,584          667,500    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         40,445,979       33,646,695    0.5

             Derivatives           2,600,000  Nasdaq-100 Shares (c)(k)                  117,892,978      119,990,000    1.8

             Electric Utilities    1,224,900  El Paso Electric Company (c)                6,430,725       17,271,090    0.3

             Electric & Gas        1,410,000  Niagara Mohawk Holdings Inc. (c)           22,129,837       23,702,100    0.4
             Utilities

             Electronics           1,100,000  Advanced Micro Devices, Inc. (c)           31,391,215       34,100,000    0.5
                                   1,500,000  Agere Systems Inc. (Class A)(c)             8,418,220       10,500,000    0.1
                                     700,100  Agilent Technologies, Inc. (c)             24,909,387       27,310,901    0.4
                                     226,000  Benchmark Electronics, Inc. (c)             3,023,942        5,763,000    0.1
                                   1,453,800  Checkpoint Systems, Inc. (c)               14,682,600       13,593,030    0.2
                                     185,000  Electronics for Imaging, Inc. (c)           2,863,526        5,124,500    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         85,288,890       96,391,431    1.4

             Energy & Petroleum      125,000  Amerada Hess Corporation                    8,131,886       10,937,500    0.2
                                     500,000  Arch Coal, Inc.                             2,725,510       15,475,000    0.2
                                     500,000  CONSOL Energy Inc.                          4,900,000       19,125,000    0.3
                                     251,200  Chevron Corporation                        18,831,051       24,255,872    0.4
                                     150,000  Conoco Inc. (Class A)                       3,957,290        4,543,500    0.1
                                     275,000  Devon Energy Corporation                    7,904,735       16,227,750    0.2
                                     425,000  EOG Resources, Inc.                        11,509,503       19,715,750    0.3
                                   1,000,000  Key Energy Services, Inc. (c)               3,000,000       13,170,000    0.2
                                      75,000  Nabors Industries, Inc. (c)                 3,402,030        4,471,500    0.1
                                     375,000  Noble Affiliates, Inc.                     13,304,713       16,301,250    0.2
                                     850,000  Occidental Petroleum Corporation           13,835,931       25,602,000    0.4
                                     100,000  Ocean Energy Inc.                           1,167,500        1,851,000    0.0
                                   1,100,000  Rowan Companies, Inc. (c)                  16,453,000       36,509,000    0.5
                                     250,000  Stone Energy Corporation (c)               12,325,209       12,425,000    0.2
                                     175,000  Texaco Inc.                                10,328,320       12,649,000    0.2
                                     360,000  Tom Brown, Inc. (c)                         6,236,271        9,198,000    0.1
                                   1,150,000  USX-Marathon Group                         24,367,748       36,754,000    0.5
                                     860,000  Unocal Corporation                         23,725,155       32,817,600    0.5
                                      70,000  Valero Energy Corporation                   2,334,737        3,371,200    0.1
                                                                                    ---------------  ---------------  ------
                                                                                        188,440,589      315,399,922    4.7

             Financial Services      336,500  MetLife, Inc.                               4,795,125        9,758,500    0.1

             Foods                 2,400,000  Tyson Foods, Inc. (Class A)                25,357,441       33,048,000    0.5

             Forest Products         563,800  Deltic Timber Corporation                  13,908,221       12,832,088    0.2

             Health Care             625,000  Aetna Inc. (New Shares)(c)                 21,070,985       17,618,750    0.3
             Services              6,127,500  Beverly Enterprises, Inc. (b)(c)           23,113,672       44,730,750    0.7
                                     200,000  Humana Inc. (c)                             1,891,920        1,976,000    0.0
                                     426,200  Oxford Health Plans, Inc. (c)               4,864,818       13,254,820    0.2
                                     400,000  Sierra Health Services, Inc. (c)            5,427,325        2,100,000    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         56,368,720       79,680,320    1.2
             Industrial              483,000  General Electric Company                   19,398,780       23,439,990    0.3
             Conglomerates

             Information             184,300  New Century Equity Holdings Corp. (c)       1,750,850          235,904    0.0
             Processing              267,500  Unisys Corporation (c)                      2,911,181        3,220,700    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          4,662,031        3,456,604    0.0

             Insurance               529,900  The Allstate Corporation                   10,962,127       22,123,325    0.3
                                       1,968  American International Group, Inc.            120,464          160,982    0.0
                                     826,700  Arch Capital Group Ltd. (b)(c)             13,568,481       13,045,326    0.2
                                   1,250,000  Horace Mann Educators Corporation          17,307,417       21,200,000    0.3
                                     472,500  John Hancock Financial Services,
                                              Inc.                                        7,684,358       17,553,375    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         49,642,847       74,083,008    1.1

             Machinery               450,000  Chicago Bridge & Iron Company NV
                                              (NY Registered Shares)                      7,445,025       12,019,500    0.2
                                     500,000  Flowserve Corporation (c)                  12,394,184       14,150,000    0.2
                                   1,600,000  McDermott International, Inc.              12,390,857       19,536,000    0.3
                                     726,800  Parker-Hannifin Corporation                24,752,720       33,883,416    0.5
                                                                                    ---------------  ---------------  ------
                                                                                         56,982,786       79,588,916    1.2

             Manufacturing            44,500  Pentair, Inc.                               1,128,571        1,369,265    0.0

             Medical Equipment       336,300  Packard BioScience Company (c)              2,881,967        2,236,395    0.0



Merrill Lynch Global Allocation Fund, Inc., April 30, 2001



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                                                                                                   Percent of
COUNTRY      Industries        Shares Held                  Common Stocks                  Cost          Value     Net Assets
United       Metals & Mining         360,000  Alcoa Inc.                            $     5,176,249  $    14,904,000    0.2%
States                               667,400  Commonwealth Industries, Inc.               8,936,918        3,203,520    0.1
(concluded)                        1,300,000  Newmont Mining Corporation                 32,305,114       23,699,000    0.4
                                     200,000  Ryerson Tull, Inc.                          2,058,000        2,188,000    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         48,476,281       43,994,520    0.7

             Metals--Steel           700,000  Nucor Corporation                          28,318,902       35,511,000    0.5
                                   2,442,500  Rouge Industries, Inc. (Class A)(b)        38,015,300        5,739,875    0.1
                                     625,500  The Timken Company                         10,253,813       10,696,050    0.2
                                   2,000,000  Worthington Industries, Inc.               22,041,646       23,900,000    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         98,629,661       75,846,925    1.1

             Multi-Industry        1,400,000  Cendant Corporation (c)                    16,721,730       24,836,000    0.4
                                       2,875  Honeywell International Inc.                  101,789          140,530    0.0
                                     450,000  Pall Corporation                            9,183,641       10,561,500    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         26,007,160       35,538,030    0.5

             Office Equipment        500,000  Xerox Corporation                           8,896,750        4,520,000    0.1

             Oil Services          1,000,000  Input/Output, Inc. (c)                      7,819,554       11,100,000    0.2
                                     500,000  Kerr-McGee Corporation                     33,527,689       35,825,000    0.5
                                     270,000  Noble Drilling Corporation (c)              4,241,723       13,095,000    0.2
                                     500,000  Santa Fe International Corporation         15,071,749       19,000,000    0.3
                                     400,000  Schlumberger Limited                       24,372,775       26,520,000    0.4
                                     175,000  Veritas DGC Inc. (c)                        2,749,135        5,687,500    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         87,782,625      111,227,500    1.7

             Packaging &           2,200,000  Crown Cork & Seal Company, Inc.            35,777,442        9,482,000    0.1
             Containers              925,000  Packaging Corp. of America (c)             10,467,516       13,070,250    0.2
                                     200,000  Sonoco Products Company                     3,410,000        4,470,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         49,654,958       27,022,250    0.4

             Paper & Forest          100,000  Boise Cascade Corporation                   2,594,063        3,498,000    0.0
             Products                400,000  Bowater Incorporated                       18,087,087       19,400,000    0.3
                                   1,600,000  Louisiana-Pacific Corporation              20,503,341       19,600,000    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         41,184,491       42,498,000    0.6

             Pharmaceuticals         300,000  Pfizer Inc.                                10,654,630       12,990,000    0.2
                                     200,000  Pharmacia Corporation                       9,100,200       10,452,000    0.1
                                     300,000  Schering-Plough Corporation                10,579,240       11,562,000    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         30,334,070       35,004,000    0.5

             Real Estate           2,150,000  Catellus Development Corporation (c)       18,191,428       34,937,500    0.5
                                      15,200  Security Capital Group Incorporated
                                              (Class A)(b)(c)                             9,443,000       15,960,000    0.2
                                   5,050,000  Security Capital Group Incorporated
                                              (Class B)(b)(c)                            95,382,126      104,535,000    1.6
                                     380,000  The St. Joe Company                         5,517,155        9,344,200    0.1
                                                                                    ---------------  ---------------  ------
                                                                                        128,533,709      164,776,700    2.4

             Real Estate           1,000,000  AMB Property Corporation (f)               21,379,986       24,900,000    0.4
             Investment            1,512,900  Anthracite Capital, Inc. (b)               22,733,000       15,174,387    0.2
             Trusts                  308,600  Archstone Communities Trust                 7,190,380        7,955,708    0.1
                                     225,000  CarrAmerica Realty Corporation              4,774,510        6,468,750    0.1
                                     180,000  Equity Residential Properties Trust         7,220,484        9,448,200    0.1
                                     500,000  Federal Realty Investment Trust            10,017,900        9,750,000    0.2
                                      26,400  Health Care Property Investors, Inc.          780,083          953,040    0.0
                                  10,502,500  Meditrust Companies (b)(c)                102,146,585       49,361,750    0.7
                                     190,476  Mid-Atlantic Realty Trust                   1,950,000        2,287,617    0.0
                                   1,524,400  Nationwide Health Properties, Inc.         29,194,953       26,905,660    0.4
                                     250,000  Simon Property Group, Inc.                  5,680,455        6,617,500    0.1
                                     900,000  United Dominion Realty Trust, Inc.         10,018,651       11,493,000    0.2
                                                                                    ---------------  ---------------  ------
                                                                                        223,086,987      171,315,612    2.5

             Retail Stores         1,100,000  Office Depot, Inc. (c)                      7,788,378       10,450,000    0.1
                                     700,000  Toys 'R' Us, Inc. (c)                      15,851,134       17,360,000    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         23,639,512       27,810,000    0.4

             Semiconductor           300,000  Analog Devices, Inc. (c)                   11,634,000       14,193,000    0.2
             Equipment & Products    540,000  Cree, Inc. (c)                              8,512,700       11,620,800    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         20,146,700       25,813,800    0.4

             Semiconductors        1,199,700  Lattice Semiconductor Corporation (c)      26,080,266       29,512,620    0.5
                                     750,000  National Semiconductor Corporation (c)     17,426,220       21,600,000    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         43,506,486       51,112,620    0.8

             Telecommunications      475,000  ALLTEL Corporation                         24,047,393       25,939,750    0.4
                                     350,000  AT&T Corp.                                 12,348,000        7,798,000    0.1
                                     118,922  Beneficial Interest in the Liquidating
                                              Trust of Geotek Communications, Inc.
                                              (Units)(i)                                          0          356,766    0.0
                                   2,770,200  General Communication, Inc. (Class A)
                                              (b)(c)                                     18,631,175       26,178,390    0.4
                                     900,000  Lucent Technologies Inc.                   10,471,070        9,009,000    0.1
                                   2,024,000  Metromedia International Group,
                                              Inc. (c)                                   14,719,813        5,525,520    0.1
                                     750,000  Motorola, Inc.                             11,959,000       11,662,500    0.2
                                     225,000  QUALCOMM Incorporated (c)                   6,026,531       12,903,750    0.2
                                     300,000  RCN Corporation (c)                         4,473,455        1,347,000    0.0
                                     100,000  Sprint Corporation                          3,515,500        2,138,000    0.0
                                   1,400,000  WorldCom, Inc. (c)                         49,755,859       25,536,000    0.4
                                                                                    ---------------  ---------------  ------
                                                                                        155,947,796      128,394,676    1.9

             Textiles              4,820,700  Burlington Industries, Inc. (b)(c)         43,222,014       10,364,505    0.1
                                     858,000  Unifi, Inc. (c)                             8,878,511        5,130,840    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         52,100,525       15,495,345    0.2

             Tires & Rubber          650,000  The Goodyear Tire & Rubber Company         13,269,650       16,074,500    0.2

             Tobacco               3,100,000  DIMON Incorporated (b)                     32,623,172       27,807,000    0.4

             Transportation        1,600,000  Airborne, Inc.                             28,680,151       14,656,000    0.2
                                     563,200  J.B. Hunt Transport Services, Inc. (c)      7,495,695       10,137,600    0.2
                                     150,000  Union Pacific Corporation                   5,771,144        8,533,500    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         41,946,990       33,327,100    0.5

             Waste Management        750,000  Waste Management, Inc.                     11,512,151       18,307,500    0.3

                                              Total Common Stocks in the
                                              United States                           2,070,067,539    2,236,153,098   33.2

                                              Total Investments in Common Stocks      3,847,909,246    4,069,260,113   60.5


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                                                                                                   Percent of
COUNTRY      Industries        Shares Held                  Common Stocks                  Cost          Value     Net Assets
Austria      Financial Services      320,000  The Austria Fund (USD)                $     2,642,432  $     2,112,000    0.0%

                                              Total Equity Closed-End Funds in
                                              Austria                                     2,642,432        2,112,000    0.0

Indonesia    Financial Services       25,600  Jakarta Growth Fund (USD)(c)                  158,080           23,552    0.0

                                              Total Equity Closed-End Funds in
                                              Indonesia                                     158,080           23,552    0.0

Ireland      Financial Services      150,000  Irish Investment Fund (USD)                 1,086,041        1,882,500    0.0

                                              Total Equity Closed-End Funds
                                              in Ireland                                  1,086,041        1,882,500    0.0


South        Financial Services       81,262  Fidelity Advisor Korea Fund (Class A)
Korea                                         (USD)(c)                                      708,885          568,834    0.0
                                     200,000  Korea Equity Fund (USD)(c)                  1,369,598          560,000    0.0
                                   1,400,528  Korea Fund (USD)                           19,847,163       14,635,518    0.3
                                     200,000  Korean Investment Fund (USD)(c)             1,561,000        1,270,000    0.0

                                              Total Equity Closed-End Funds in
                                              South Korea                                23,486,646       17,034,352    0.3


United       Communications        1,108,700  Broadband HOLDRs Trust (m)                 33,944,562       30,200,988    0.4
States
             Pharmaceuticals         200,000  Pharmaceutical HOLDRs Trust (l)            18,000,020       19,860,000    0.3

             Semiconductors          988,000  Semiconductor HOLDRs Trust (n)             44,165,042       50,684,400    0.8

                                              Total Equity Closed-End Funds in
                                              the United States                          96,109,624      100,745,388    1.5

                                              Total Investments in Equity Closed-End
                                              Funds                                     123,482,823      121,797,792    1.8


                                                      Preferred Stocks

Australia    Banking &               307,600  National Australia Bank Limited
             Financial                        (7.875% Convertible) (USD)                  7,685,166        8,797,360    0.2

                                              Total Preferred Stocks in Australia         7,685,166        8,797,360    0.2


Cayman       Finance           3,804,000,000  TB Finance (Cayman) Ltd. (2.75%
Islands                                       Convertible)(JPY)                          26,440,211       28,060,023    0.4

                                              Total Preferred Stocks in the
                                              Cayman Islands                             26,440,211       28,060,023    0.4


Germany      Chemicals                93,661  Henkel KGaA                                 4,594,420        5,870,917    0.1

                                              Total Preferred Stocks in Germany           4,594,420        5,870,917    0.1


Portugal     Banks                   181,400  BCP International Bank (8%
                                              Convertible)(USD)                          13,480,528       15,056,200    0.2

                                              Total Preferred Stocks in Portugal         13,480,528       15,056,200    0.2


United       Cable Television      1,000,000  Diva Systems Corp. (Convertible,
States                                        Series C)(e)                                8,410,000        2,000,000    0.0

                                   1,000,000  Diva Systems Corp. (Convertible,
                                              Series D)(g)                               11,440,000        2,000,000    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         19,850,000        4,000,000    0.0

             Chemicals            13,470,000  Hercules Trust II (6.50% Convertible)       7,916,380        6,138,952    0.1

             Metals & Mining                  Freeport-McMoRan Copper & Gold Inc.:
                                     219,000    (3.50% Convertible-Gold, Series B)        7,703,330        4,434,750    0.1
                                     348,700    (5% Convertible, Series A)                7,918,834        5,432,746    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         15,622,164        9,867,496    0.2

             Real Estate             476,800  Apartment Investment & Management
             Investment Trusts                Co. (9.375%, Series G)                     11,751,900       11,228,640    0.2
                                      97,300  CarrAmerica Realty Corporation
                                              (8.55%, Series C)                           2,398,445        2,271,955    0.0
                                     400,000  Crown American Realty Trust (11%,
                                              Series A)                                  17,360,000       17,600,000    0.3
                                     139,200  First Union Real Estate (8.40%
                                              Convertible, Series A)                      3,480,000        2,784,000    0.0
                                     350,000  National Health Investors, Inc.
                                              (8.50% Convertible)                         8,750,000        6,748,000    0.1
                                     717,500  Prime Retail, Inc. (10.50%)                16,366,161        4,879,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         60,106,506       45,511,595    0.7

             Transportation           40,000  Union Pacific Capital Trust (6.25%
                                              Convertible)                                1,793,600        1,920,000    0.0

                                              Total Preferred Stocks in the
                                              United States                             105,288,650       67,438,043    1.0

                                              Total Investments in Preferred Stocks     157,488,975      125,222,543    1.9

                        Currency     Face
                      Denomination  Amount          Fixed-Income Securities
Argentina    Banks          USD    2,650,000  Banco Rio de la Plata, 8.75% due
                                              12/15/2003                                  1,404,500        2,517,500    0.0
             Food/Dairy     USD   23,500,000  Mastellone Hermanos SA, 11.75% due
             Products                         4/01/2008                                  23,687,500       12,925,000    0.2

             Government     ARS    7,900,000  City of Buenos Aires, 10.50% due
             Obligations                      5/28/2004                                   6,647,976        6,440,432    0.1
                            USD    6,334,000  Republic of Argentina, 12.375% due
                                              2/21/2012                                   6,334,000        5,203,381    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         12,981,976       11,643,813    0.2
                                              Total Fixed-Income Securities in
                                              Argentina                                  38,073,976       27,086,313    0.4


Brazil       Banks                            Banco Nacional de Desenvolvimiento
                                              Economico e Social:
                            USD    3,250,000    9% due 9/24/2007                          2,892,500        2,876,250    0.0
                            USD    4,590,000    12.193% due 6/16/2008 (a)                 2,770,594        4,148,212    0.1

                                                5,663,094                                 7,024,462              0.1
             Government                       Republic of Brazil:
             Obligations    USD   10,000,000    8.875% due 4/15/2024                      7,050,000        6,700,000    0.1
                            USD   27,239,000    11% due 8/17/2040 (j)                    21,894,548       20,647,162    0.3

                                                28,944,548                               27,347,162              0.4
             Telecommuni-   USD   13,000,000  Globo Comunicacoes e Participacoes,
             cations                          Ltd., 10.625% due 12/05/2008 (g)           12,954,500       10,660,000    0.2

             Utilities      USD   32,250,000  Espirito Santo-Escelsa, 10% due
                                              7/15/2007                                  31,726,875       26,283,750    0.4

                                              Total Fixed-Income Securities in
                                              Brazil                                     79,289,017       71,315,374    1.1
Chile        Electric       USD   25,000,000  Edelnor, 7.75% due 3/15/2006               10,159,875        7,000,000    0.1
             Utilities                        Empresa Electricidad del Norte:
                            USD   28,500,000    10.50% due 6/15/2005 (g)                 28,625,000        8,265,000    0.1
                            USD   17,975,000    10.50% due 6/15/2005 (Regulation S)      12,046,250        5,212,750    0.1

                                              Total Fixed-Income Securities in Chile     50,831,125       20,477,750    0.3


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
                          Currency     Face                                                                        Percent of
COUNTRY     Industries  Denomination  Amount           Fixed-Income Securities             Cost          Value     Net Assets
Denmark      Government     DEM    5,300,000  Kingdom of Denmark, 4.75% due
             Obligations                      6/24/2002                             $     2,274,830  $     2,396,467    0.0%

                                              Total Fixed-Income Securities in
                                              Denmark                                     2,274,830        2,396,467    0.0


France       Banks          FRF   15,250,000  Baden Wurtt L-Finance, 6% due 5/10/2002     2,130,192        2,081,443    0.0
             Packaging &    EUR   21,300,000  Crown Cork & Seal Finance SA, 6% due
             Containers                       12/06/2004                                 12,121,216        8,498,061    0.1

             Real Estate    EUR   19,879,352  Societe Fonciere Lyonnaise SA, 4% due
                                              10/31/2004 (Convertible Bonds)             22,381,675       18,396,864    0.4

                                              Total Fixed-Income Securities in
                                              France                                     36,633,083       28,976,368    0.5


Germany      Banks          EUR   40,000,000  Rheinische Hypothekenbank, 5.50% due
                                              5/02/2002                                  36,362,906       35,703,169    0.5
             Finance        DEM   62,900,000  Helaba International Finance PLC,
             --Other                          5.75% due 11/30/2001                       29,279,418       28,604,317    0.4

             Government     DEM   10,900,000  City of Vienna, 5.125% due 2/15/2002        5,148,528        4,949,907    0.1
             Obligations    EUR   47,000,000  Deutsche Bundesbahn, 8.50% due
                                              7/02/2001                                  43,529,182       41,878,801    0.6
                            EUR   26,500,000  Deutsche Bundespost, 8.375% due
                                              6/01/2001                                  25,116,836       23,544,897    0.4
                            EUR  152,000,000  KFW International Finance, 3.125%
                                              due 7/16/2001                             146,595,180      134,224,551    2.0
                                                                                    ---------------  ---------------  ------
                                                                                        220,389,726      204,598,156    3.1

             Suprana-       EUR   28,300,000  Council of Europe, 9% due 11/14/2001       26,289,334       25,614,625    0.4
             tional                           International Bank Reconstruction
                                              and Development:
                            DEM   12,000,000    4.625% due 12/18/2001                     5,447,302        5,426,550    0.1
                            DEM    5,600,000    4.75% due 4/29/2002                       2,661,109        2,535,949    0.0
                            DEM   33,400,000    6.125% due 9/27/2002                     14,721,224       15,402,940    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         49,118,969       48,980,064    0.7

                                              Total Fixed-Income Securities in
                                              Germany                                   335,151,019      317,885,706    4.7


Hong         Diversified    USD    6,700,000  Hutchison Delta Finance, 7% due
Kong         Financials                       11/08/2001 (Convertible Bonds)              6,968,000        8,040,000    0.1

             Multi-Industry                   Hutchison Whampoa Limited:
                            USD   49,250,000    7.45% due 8/01/2017                      41,025,000       48,018,750    0.7
                            USD   14,650,000    7.50% due 8/01/2027                      11,578,562       13,514,625    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         52,603,562       61,533,375    0.9

                                              Total Fixed-Income Securities in
                                              Hong Kong                                  59,571,562       69,573,375    1.0


Japan        Automotive   JPY    960,000,000  Fuji Heavy Industries, #4, 0.90%
                                              due 9/30/2003
                                              (Convertible Bonds)                        10,137,327       13,813,089    0.2
                          JPY  1,200,000,000  Toyoda Automatic Loom Works, #2,
                                              0.35% due 9/30/2003 (Convertible
                                              Bonds)                                     11,309,650       12,567,289    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         21,446,977       26,380,378    0.4

             Banks        JPY  3,861,000,000  Fuji International Finance Trust,
                                              0.25% due 2/01/2002 (Convertible
                                              Preference Shares)                         21,976,854       25,862,934    0.4
                          USD     16,500,000  MBL International Finance (Bermuda),
                                              3% due 11/30/2002 (Convertible Bonds)      15,522,187       16,933,125    0.3
                          JPY  2,626,000,000  Sumitomo Bank International
                                              Finance NV, 0.75% due 5/31/2001
                                              (Convertible Bonds)                        22,642,612       21,921,419    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         60,141,653       64,717,478    1.0

             Beverages    JPY  1,762,000,000  Kinki Coca-Cola Bottling Co.,
                                              Ltd., #1, 0.85% due 12/30/2003
                                              (Convertible Bonds)                        15,500,305       14,662,533    0.2
                          JPY    582,000,000  Shikoku Coca-Cola Bottling Co.,
                                              Ltd., #1, 2.40% due 3/29/2002
                                              (Convertible Bonds)                         5,406,026        4,805,440    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         20,906,331       19,467,973    0.3

             Electrical   JPY  1,339,000,000  Matsushita Electric Works, Ltd.,
             Equipment                        #9, 1% due 11/30/2005 (Convertible
             Electronics                      Bonds)                                     13,252,580       13,928,158    0.2
                          JPY    650,000,000  Matsushita Electric Industrial
                                              Company, Ltd., #5, 1.30% due
                                              3/29/2002 (Convertible Bonds)               6,133,347        6,998,017    0.1

                                              Total Fixed-Income Securities
                                              in Japan                                  121,880,888      131,492,004    2.0


Malaysia     Energy &                         Petroliam Nasional Berhad:
             Petroleum      USD   69,725,000    7.75% due 8/15/2015 (g)                  37,589,875       64,321,312    1.0
                            USD  103,314,000    7.625% due 10/15/2026                    65,240,977       87,042,045    1.2
                                                                                    ---------------  ---------------  ------
                                                                                        102,830,852      151,363,357    2.2
             Telecommuni-   USD   20,825,000  Telekom Malaysia Berhad, 7.875%
             ca tions                         due 8/01/2025                              10,239,735       17,753,312    0.3

                                              Total Fixed-Income Securities in
                                              Malaysia                                  113,070,587      169,116,669    2.5


Mexico       Automotive     USD   18,200,000  Sanluis Corporation, 8.875% due
             Parts                            3/18/2008                                  16,152,500       14,742,000    0.2

                                              Total Fixed-Income Securities
                                              in Mexico                                  16,152,500       14,742,000    0.2


New          Government     NZD   15,000,000  New Zealand Index Linked Notes,
Zealand      Obligations                      4.50% due 2/14/2016                         8,418,821        6,765,843    0.1

                                              Total Fixed-Income Securities in
                                              New Zealand                                 8,418,821        6,765,843    0.1


Russia       Government     USD    1,500,000  City of St. Petersburg, 9.50% due
             Obligations                      6/18/2002                                     241,875        1,455,000    0.0

             Oil--          USD   11,800,000  Lukinter Finance, 3.50% due 5/06/2002
             Related                          (Convertible Bonds)                        10,574,488       13,865,000    0.2

                                              Total Fixed-Income Securities
                                              in Russia                                  10,816,363       15,320,000    0.2


South        Insurance      USD   35,050,000  Liberty Life International, 6.50%
Africa                                        due 9/30/2004 (Convertible Bonds)          35,834,687       34,436,625    0.5

                                              Total Fixed-Income Securities in
                                              South Africa                               35,834,687       34,436,625    0.5


South        Banks                            Koram Bank Ltd. (Convertible Bonds):
Korea                       USD    1,250,000    0.25% due 8/26/2007 (g)                   1,206,250        1,550,000    0.0
                            USD    5,200,000    0.25% due 8/26/2007 (Regulation S)        5,495,620        6,448,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          6,701,870        7,998,000    0.1

             Energy         USD    9,755,000  Ssangyong Oil Refining Co., 3% due
             Related                          12/31/2004 (Convertible Bonds)              7,206,838        7,365,025    0.1

                                              Total Fixed-Income Securities in
                                              South Korea                                13,908,708       15,363,025    0.2



Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
                          Currency     Face                                                                        Percent of
COUNTRY    Industries   Denomination  Amount           Fixed-Income Securities             Cost          Value     Net Assets
United       Finance        USD    2,750,000  Swiss Life Finance, 2% due 5/20/2005
Kingdom                                       (Convertible Bonds)                   $     2,641,875  $     2,853,125    0.0%

             Packaging &    USD    6,750,000  Crown Cork & Seal Finance PLC, 7%
             Containers                       due 12/15/2006                              3,138,750        3,105,000    0.0

             Real Estate    GBP    7,500,000  Liberty International PLC, 5.50%
                                              due 4/30/2009 (Convertible Bonds)           8,973,055       11,897,460    0.2

             Telecommuni-   USD   23,200,000  International Cabletel, Inc., 11.50%
             cations                          due 2/01/2006                              23,200,000       19,488,000    0.4
                            GBP   14,250,000  NTL Incorporated, 0/10.75% due
                                              4/01/2008 (d)                              13,018,136       11,723,618    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         36,218,136       31,211,618    0.6

                                              Total Fixed-Income Securities in
                                              the United Kingdom                         50,971,816       49,067,203    0.8


United       Communications USD    6,350,000  Cordillera Communications
States                                        Corporation, 8% due 9/05/2001 (e)           4,318,000        4,318,000    0.1

             Computer       USD    2,800,000  Network Associates Inc., 0% due
             Software                         2/13/2018 (Convertible Bonds)(d)            1,025,478        1,144,500    0.0

             Consulting                       Comdisco Inc.:
             Services       USD    2,000,000    7.25% due 9/01/2002                         960,000        1,080,000    0.0
                            USD    2,000,000    6.125% due 1/15/2003                      1,070,000        1,080,000    0.0
                            USD    2,000,000    9.50% due 8/15/2003                         960,000        1,080,000    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          2,990,000        3,240,000    0.0

             Electric &     USD    1,815,000  Pacific Gas & Electric, 5.875% due
             Power                            10/01/2005                                  1,533,675        1,533,675    0.0
             Utilities                        Southern California Edison:
                            USD    4,900,000    5.625% due 10/01/2002                     4,410,000        4,385,500    0.1
                            USD    2,834,000    5.875% due 9/01/2004                      2,451,410        2,451,410    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          8,395,085        8,370,585    0.1

             Electronics    USD   16,100,000  LSI Logic Corporation, 4% due
                                              2/15/2005 (Convertible Bonds)              11,569,772       13,443,500    0.2
                            USD    9,400,000  Mosel Vitelic Inc., 1% due 2/02/2005
                                              (Convertible Bonds)(g)                      9,385,000        9,776,000    0.1
                                              Solectron Corporation (Convertible
                                              Bonds)(d):
                            USD   10,500,000    0% due 5/08/2020                          5,322,840        5,610,938    0.1
                            USD   41,900,000    0% due 11/20/2020                        17,600,306       20,033,396    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         43,877,918       48,863,834    0.7

             Finance        USD   43,410,000  APP Finance VI, 0% due 11/18/2012
                                              (Convertible Bonds)(d)                      4,424,443          434,100    0.0
                            USD    2,250,000  Bell Atlantic Financial, 5.75% due
                                              4/01/2003 (Convertible Bonds)               2,235,937        2,244,375    0.0
                                              Finova Capital Corporation (c):
                            USD    9,100,000    7.125% due 5/17/2004                      7,347,750        7,621,250    0.1
                            USD   12,150,000    7.25% due 7/12/2006                       9,750,375        9,963,000    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         23,758,505       20,262,725    0.3

             Finance        USD   50,000,000  CC (USA) Inc., 0% due 9/14/2001
             --Other                          (d)(e)                                     50,000,000       54,850,000    0.8
                                              Xerox Credit Corporation:
                            USD   12,300,000    4.514% due 11/01/2001 (a)                11,777,250       11,808,000    0.2
                            JPY2,500,000,000    0.80% due 12/16/2002                     13,265,650       15,177,885    0.2
                            JPY  500,000,000    1.30% due 2/01/2005                       1,691,520        2,145,141    0.0
                            JPY  900,000,000    1.50% due 6/06/2005                       3,567,475        4,626,219    0.1
                            JPY5,000,000,000    2% due 6/06/2007                         20,268,007       22,058,526    0.3
                                                                                    ---------------  ---------------  ------
                                                                                        100,569,902      110,665,771    1.6

             Financial                        General Electric Capital Corp.:
             Services       EUR   37,000,000    3.75% due 9/21/2001                      32,034,456       32,643,459    0.5
                            EUR   28,000,000    3.625% due 12/06/2002                    23,942,648       24,353,129    0.4
                            USD    3,445,000  Ugly Duckling Corporation, 12%
                                              due 10/15/2003                              3,093,610        2,273,700    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         59,070,714       59,270,288    0.9

             Food &         USD   15,000,000  Tom's Foods Inc., 10.50% due
             Beverage                         11/01/2004                                 15,000,000       11,325,000    0.2

             Health Care    USD   17,450,000  American Retirement Corp., 5.75%
                                              due 10/01/2002 (Convertible Bonds)         17,174,000       12,825,750    0.2

             Industrial     USD   27,600,000  CTI Holdings SA, 0/11.50% due
                                              4/15/2008 (d)                              21,600,859       11,592,000    0.2
                            USD    1,500,000  McDermott Inc., 9.375% due 3/15/2002        1,231,250        1,200,000    0.0
                            USD   10,900,000  Roche Holdings Inc., 0% due
                                              4/20/2010 (Convertible Bonds)(d)            6,188,799        6,115,990    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         29,020,908       18,907,990    0.3

             Internet                         At Home Corporation (Convertible
             Service                          Bonds):
             Provider       USD    2,250,000    4.75% due 12/15/2006                      1,440,000        1,092,656    0.0
                            USD   51,100,000    0.525% due 12/28/2018                    22,718,281       19,130,511    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         24,158,281       20,223,167    0.3

             Packaging &                      Crown Cork & Seal Company, Inc.:
             Containers     USD    5,000,000    6.75% due 4/15/2003                       3,250,000        2,900,000    0.0
                            USD   10,750,000    8% due 4/15/2023                          7,484,894        4,300,000    0.1
                            USD   12,120,000    7.50% due 12/15/2096                      7,299,975        4,605,600    0.1
                            USD   11,800,000  Crown Cork & Seal SA, 6.75% due
                                              12/15/2003                                  6,396,500        5,782,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         24,431,369       17,587,600    0.3

             Real Estate                      Security Capital U.S. Realty:
                            USD   53,100,000    2% due 5/22/2003 (g)                     48,109,940       46,860,750    0.7
                            USD    3,650,000    2% due 5/22/2003 (Regulation S)           2,976,022        3,221,125    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         51,085,962       50,081,875    0.7

             Real Estate    USD    4,500,000  Healthcare Realty Trust, Inc., 6.55%
             Investment                       due 3/14/2002 (Convertible Bonds)           4,409,385        4,421,385    0.1
             Trusts         USD    3,700,000  LTC Properties, Inc., 8.25% due
                                              7/01/2001 (Convertible Bonds)               3,644,500        3,626,000    0.0
                            USD   25,000,000  Leperq Corporate Income Fund, 8%
                                              due 3/17/2004 (Exchangeable Secured
                                              Notes)(g)                                  25,000,000       24,500,000    0.4
                            USD   27,000,000  Malan Realty Investors, Inc., 8.50%
                                              due 7/15/2003 (Convertible Bonds)(g)       27,000,000       23,085,000    0.3
                            USD    3,000,000  Mid-Atlantic Realty Trust, 7.625%
                                              due 9/15/2003 (Convertible Bonds)           2,925,000        3,375,000    0.1
                            USD    4,500,000  National Health Investors, Inc., 7%
                                              due 2/01/2004 (Convertible Bonds)           3,351,130        3,341,250    0.0
                            USD    5,500,000  Sizeler Property Investors, Inc.,
                                              8% due 7/15/2003 (Convertible Bonds)        5,505,000        4,963,750    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         71,835,015       67,312,385    1.0


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
                          Currency     Face                                                                        Percent of
COUNTRY    Industries   Denomination  Amount           Fixed-Income Securities             Cost          Value     Net Assets
United       Restaurants    USD    9,185,000  Advantica Restaurant Group, 11.25%
States                                        due 1/15/2008                         $     4,714,235  $     5,511,000    0.1%
(concluded)
             Semiconductor  USD    4,600,000  Analog Devices, Inc., 4.75% due
             Equipment &                      10/01/2005 (Convertible Bonds)              4,029,600        4,200,375    0.1
             Products

             Semicon-       USD   38,200,000  Conexant Systems Inc., 4% due 2/01/2007
             ductors                          (Convertible Bonds)                        24,277,217       18,455,375    0.3
                            USD    2,875,000  Lattice Semiconductor Corporation,
                                              4.75% due 11/01/2006                        2,857,812        3,987,280    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         27,135,029       22,442,655    0.3

             Steel          USD   14,500,000  Republic Technologies, 13.75% due
                                              7/15/2009                                   8,313,830        1,087,500    0.0

             Tax-Exempt                       Ohio State Solid Waste Disposal
             Obligations                      Revenue Bonds (USG Corporation
                                              Project), AMT:
                            USD    1,000,000    5.60% due 8/01/2032                         445,000          445,000    0.0
                            USD   14,100,000    5.65% due 3/01/2033                       6,274,500        6,274,500    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          6,719,500        6,719,500    0.1

             Telecommuni-                     Lucent Technologies Inc.:
             cations        USD    5,860,000    7.25% due 7/15/2006                       4,963,000        5,098,200    0.1
                            USD    7,625,000    6.45% due 3/15/2029                       5,261,875        5,032,500    0.1
                            USD   41,150,000  Metricom Inc., 13% due 2/15/2010           18,227,600        9,053,000    0.1
                            USD  132,057,412  Metromedia International Group Inc.,
                                              0/10.50% due 9/30/2007 (d)                108,119,569       46,220,094    0.7
                            USD   17,600,000  Nextel Communications, 5.25%
                                              due 1/15/2010 (Convertible Bonds)          11,473,425       11,308,000    0.2
                            USD   44,000,000  United International Holdings,
                                              0/10.75% due 2/15/2008 (d)                 32,650,397       21,340,000    0.3
                            USD   17,000,000  United USN Inc., 0/14% due
                                              9/15/2003 (c)(d)(g)                        13,822,784          170,000    0.0
                                                                                    ---------------  ---------------  ------
                                                                                        194,518,650       98,221,794    1.5

             Textiles                         Burlington Industries, Inc. (b):
                            USD   27,550,000    7.25% due 9/15/2005                       9,089,196        9,642,500    0.1
                            USD   15,695,000    7.25% due 8/01/2027                       5,579,687        5,336,300    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         14,668,883       14,978,800    0.2
             US             USD      930,000  Fannie Mae, 5.125% due 2/13/2004              912,209          934,213    0.0
             Government     USD  163,000,000  US Treasury Inflation Indexed Notes,
             & Agency                         3.375% due 1/15/2007 (f)                  161,930,593      183,836,875    2.7
             Obligations                      US Treasury Notes:
                            USD      120,000    5.75% due 6/30/2001                         120,711          120,300    0.0
                            USD    9,500,000    5.50% due 8/31/2001                       9,395,352        9,543,035    0.2
                                                                                    ---------------  ---------------  ------
                                                                                        172,358,865      194,434,423    2.9

                                              Total Fixed-Income Securities
                                              in the United States                      909,169,729      801,995,517   11.9

                                              Total Investments in Fixed-Income
                                              Securities                              1,882,048,711    1,776,010,239   26.4


                                              Short-Term Securities

United       Commercial     USD   77,427,000  General Electric Capital Corp.,
States       Paper**                          4.66% due 5/01/2001                        77,427,000       77,427,000    1.1

                                              Total Investments in Commercial Paper      77,427,000       77,427,000    1.1

             US             USD   40,000,000  Federal National Mortgage Association,
             Government                       4.35% due
             Agency                           5/29/2001                                  39,864,667       39,864,667    0.6
             Obligations**

                                              Total Investments in US Government
                                              Agency Obligations                         39,864,667       39,864,667    0.6

                                              Total Short-Term Investments              117,291,667      117,291,667    1.7

                                              Total Investments                       6,128,221,422    6,209,582,354   92.3


OPTIONS                     Nominal Value                                                Premiums
WRITTEN                   Covered by Options                  Issue                      Received

             Call Options            575,000  ADC Telecommunications, Inc.,
             Written                          expiring August 2001 at USD 15              (845,221)        (172,500)    0.0
                                     500,000  ADC Telecommunications, Inc.,
                                              expiring August 2001 at USD 17.5          (1,422,452)        (100,000)    0.0
                                     100,000  Agilent Technologies, Inc., expiring
                                              August 2001 at USD 45                       (396,987)        (400,000)    0.0
                                     100,100  Agilent Technologies, Inc., expiring
                                              August 2001 at USD 50                       (437,422)        (270,270)    0.0
                                     100,000  Agilent Technologies, Inc., expiring
                                              August 2001 at USD 55                       (306,990)        (215,000)    0.0
                                     300,000  Analog Devices, Inc., expiring
                                              September 2001 at USD 50                  (1,535,948)      (2,490,000)   (0.1)
                                     350,000  Broadband HOLDRs Trust, expiring
                                              August 2001 at USD 40                       (741,975)        (315,000)    0.0
                                     175,000  Cisco Systems, Inc., expiring October
                                              2001 at USD 27.5                            (388,487)        (175,000)    0.0
                                     175,000  Cisco Systems, Inc., expiring October
                                              2001 at USD 30                              (279,116)        (113,750)    0.0
                                     300,000  Computer Associates International,
                                              Inc., expiring August 2001 at USD 45      (1,003,466)        (315,000)    0.0
                                     710,000  Computer Associates International,
                                              Inc., expiring November 2001 at USD 45    (3,599,579)      (1,739,500)   (0.1)
                                     420,000  Corning Incorporated, expiring
                                              August 2001 at USD 30                     (1,361,594)        (588,000)    0.0
                                     170,000  Cree, Inc., expiring September 2001
                                              at USD 20                                   (483,634)        (952,000)    0.0
                                     170,000  Cree, Inc., expiring September 2001
                                              at USD 22.5                                 (398,636)        (748,000)    0.0
                                     200,000  Cree, Inc., expiring September 2001
                                              at USD 30                                   (493,983)        (400,000)    0.0
                                     125,000  EMC Corporation, expiring October
                                              2001 at USD 45                              (608,730)        (675,000)    0.0
                                     125,000  EMC Corporation, expiring October
                                              2001 at USD 50                              (446,235)        (612,500)    0.0
                                     185,000  Electronics for Imaging, Inc.,
                                              expiring July 2001 at USD 25                (560,994)      (1,054,500)    0.0
                                     383,000  General Electric Company, expiring
                                              September 2001 at USD 47.5                  (984,277)      (1,915,000)   (0.1)
                                     100,000  Hyperion Solutions Corporation,
                                              expiring August 2001 at USD 25              (433,505)         (90,000)    0.0
                                     130,000  Lattice Semiconductor Corporation,
                                              expiring June 2001 at USD 30                (418,586)        (136,500)    0.0
                                     272,000  National Semiconductor Corporation,
                                              expiring May 2001 at USD 30               (1,133,193)        (489,600)    0.0
                                     100,000  Oxford Health Plans, Inc., expiring
                                              May 2001 at USD 37.5                        (473,784)         (10,000)    0.0


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                Nominal Value                                                                      Percent of
COUNTRY                       Covered by Options       Fixed-Income Securities             Cost          Value     Net Assets
             Call Options            150,000  SBC Communications Inc., expiring
             Written                          October 2001 at USD 45                $     (565,481)  $     (450,000)    0.0%
             (concluded)             100,000  Schlumberger Limited, expiring
                                              August 2001 at USD 70                       (596,980)        (430,000)    0.0
                                     100,000  Semiconductor HOLDRs Trust,
                                              expiring November 2001 at USD 55            (751,975)        (770,000)    0.0
                                     168,000  Semiconductor HOLDRs Trust,
                                              expiring November 2001 at USD 60            (818,133)      (1,041,600)    0.0
                                     200,200  Tellabs, Inc., expiring September
                                              2001 at USD 55                              (919,813)        (330,330)    0.0
                                      50,000  Tellabs, Inc., expiring September
                                              2001 at USD 65                              (160,995)         (52,500)    0.0
                                                                                    ---------------  ---------------  ------
                                              Total Options Written                    (22,568,171)     (17,051,550)   (0.3)


             Total Investments, Net of Options Written                              $ 6,105,653,251    6,192,530,804   92.0
                                                                                    ===============
             Foreign Time Deposits*                                                                      284,076,336    4.2

             Variation Margin on Financial Futures Contracts***                                            (762,390)    0.0

             Unrealized Appreciation on Forward Foreign Exchange Contracts--Net****                        5,783,534    0.1

             Other Assets Less Liabilities                                                               249,453,992    3.7
                                                                                                     ---------------  ------
             Net Assets                                                                              $ 6,731,082,276  100.0%
                                                                                                     ===============  ======


(a)Floating rate note.
(b)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company
Act of 1940) are as follows:

                                    Net                     Dividend/
                                 Share/Face      Net         Interest
Industry     Affiliate            Activity       Cost         Income

Real       Anthracite
Estate        Capital, Inc.
Investment                       (460,000)    $(6,929,250)   $1,164,011
Trusts

Insurance  Arch Capital
              Group Ltd.         (669,700)    (11,876,875)           ++

Health     Beverly
Care          Enterprises, Inc.  (918,100)     (6,773,868)           ++
Services

Textiles     Burlington
                Industries, Inc.        --             --            ++

Textiles   Burlington
              Industries, Inc.,
              7.25% due
                 9/15/2005        27,550,000     9,089,196      255,100

Textiles   Burlington
              Industries, Inc.,
              7.25% due
                 8/01/2027        15,695,000     5,579,687      383,936

Tobacco    DIMON
              Incorporated            --             --         310,000

Tele-      General
communi-      Communication,
cations       Inc. (Class A)          --             --              ++

Business   Information
Data          Resources, Inc.         --             --              ++
Services

Real       Meditrust
Estate        Companies               --             --              ++
Investment
Trusts

Metals--   Rouge Industries,
   Steel      Inc. (Class A)          --             --         122,125

Real       Security Capital
Estate        Group
              Incorporated
              (Class A)               --             --              ++

Real         Security Capital
Estate          Group
                Incorporated
                (Class B)          2,350,000     44,305,359          ++


++Non-income producing security.
(c)Non-income producing security.
(d)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
(e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was $61,168,000, representing
0.9% of net assets.

                              Acquisition
Issue                           Date(s)             Cost           Value

CC (USA) Inc., 0% due
   9/14/2001                    12/21/1999      $ 50,000,000   $ 54,850,000
Cordillera Communications
   Corporation, 8% due
   9/05/2001                    8/31/2000          4,318,000      4,318,000
Diva Systems Corp.
   (Convertible Preferred,      7/17/1996-
    Series C)                   8/22/1996          8,410,000      2,000,000
                                                ------------   ------------
Total                                           $ 62,728,000   $ 61,168,000
                                                ============   ============

(f)All or a portion of security held as collateral in connection with open financial futures contracts.
(g)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds and are non-income producing.
The purchase price and number of shares of stock/face amount of bonds are subject to adjustment under certain conditions until the expiration date.
(i)Geotek Communications, Inc. reorganized as a result of Chapter 11
Bankruptcy. As a result, each holder will receive its pro-rata share of Units of Beneficial Interest in the Liquidating Trust of Geotek
Communications, Inc.
(j)Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(k)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.
(l)Represents ownership in Pharmaceutical HOLDRs Trust. The
Pharmaceutical HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the pharmaceutical industry.
(m)Represents ownership in Broadband HOLDRs Trust. The Broadband
HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry.
(n)Represents ownership in Semiconductor HOLDRs Trust. The
Semiconductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semi-conductor industry.
(o)The rights may be exercised until May 7, 2001.
++American Depositary Receipts (ADR).
*Foreign time deposits bear interest at 4.80% and 4.72% and mature on 5/04/2001 and 5/11/2001, respectively.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
***Financial futures contracts purchased as of April 30, 2001 were as follows:


Number of                                        Settlement
Contracts          Issue           Exchange         Date          Value

   285           Nikkei 225         OSAKA        June 2001     $ 32,206,257
   851       Standard & Poor's
                 500 Index           NYSE        June 2001      266,852,325
                                                               ------------
Total Financial Futures Contracts Purchased
(Total Contract Price--$278,390,431)                           $299,058,582
                                                               ============

Financial futures contracts sold as of April 30, 2001 were as follows:


Number of                                        Settlement
Contracts          Issue           Exchange         Date          Value

   170            Japanese
              Government Bond       Tokyo        June 2001     $191,529,526
                                                               ------------
Total Financial Futures Contracts Sold
(Total Contract Price--$191,722,184)                           $191,529,526
                                                               ============

****Forward foreign exchange contracts as of April 30, 2001 were as follows:

                                                                Unrealized
Foreign                      Expiration                        Appreciation
Currency Purchased              Date                          (Depreciation)

EUR      75,000,000            May 2001                        $    117,750
                                                               ------------
Total (US$ Commitment--$66,367,500)                                 117,750
                                                               ============

Foreign
Currency Sold

CHF       40,000,000           May 2001                             445,813
GBP      113,000,000           May 2001                             577,765
JPY   26,500,000,000           May 2001                           4,367,393
JPY   35,000,000,000          June 2001                           (323,944)
JPY   16,240,000,000          July 2001                             568,258
SEK      128,000,000           May 2001                            (16,801)
SEK      105,000,000          June 2001                              47,300
Total (US$ Commitment--$845,533,149)                              5,665,784
                                                               ------------
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net                                $  5,783,534
                                                               ============


See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


STATEMENT OF ASSETS AND LIABILITIES
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$6,128,221,422)                              $ 6,209,582,354
                    Unrealized appreciation on forward foreign exchange contracts                              5,783,534
                    Foreign cash                                                                             169,737,767
                    Cash                                                                                       1,889,994
                    Foreign time deposits                                                                    284,076,336
                    Receivables:
                      Securities sold                                                   $    54,893,024
                      Interest                                                               34,607,352
                      Dividends                                                              13,735,453
                      Capital shares sold                                                    11,169,429      114,405,258
                                                                                        ---------------
                    Prepaid registration fees and other assets                                                   258,524
                                                                                                         ---------------
                    Total assets                                                                           6,785,733,767
                                                                                                         ---------------

Liabilities:        Options written, at value (premiums received--$22,568,171)                                17,051,550
                    Payables:
                      Capital shares redeemed                                                14,589,559
                      Securities purchased                                                   12,841,154
                      Investment adviser                                                      3,914,656
                      Distributor                                                             3,471,252
                      Variation margin                                                          762,390
                      Forward foreign exchange contracts                                        150,860       35,729,871
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                     1,870,070
                                                                                                         ---------------
                    Total liabilities                                                                         54,651,491
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 6,731,082,276
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $.10 par value, 450,000,000
Consist of:         shares authorized                                                                    $     9,797,162
                    Class B Shares of Common Stock, $.10 par value, 2,000,000,000
                    shares authorized                                                                         25,975,647
                    Class C Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          2,549,195
                    Class D Shares of Common Stock, $.10 par value, 900,000,000
                    shares authorized                                                                         11,496,226
                    Paid-in capital in excess of par                                                       6,260,590,948
                    Undistributed investment income--net                                                      34,651,482
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               275,347,136
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        110,674,480
                                                                                                         ---------------
                    Net assets                                                                           $ 6,731,082,276
                                                                                                         ===============

Net Asset           Class A--Based on net assets of $1,342,656,889 and 97,971,621
Value:                       shares outstanding                                                          $         13.70
                                                                                                         ===============
                    Class B--Based on net assets of $3,480,952,106 and 259,756,472
                             shares outstanding                                                          $         13.40
                                                                                                         ===============
                    Class C--Based on net assets of $335,471,367 and 25,491,952
                             shares outstanding                                                          $         13.16
                                                                                                         ===============
                    Class D--Based on net assets of $1,572,001,914 and 114,962,260
                             shares outstanding                                                          $         13.67
                                                                                                         ===============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and discount earned (net of $29,477 foreign
Income:             withholding tax)                                                                     $    84,555,783
                    Dividends (net of $2,546,837 foreign withholding tax)                                     40,519,339
                    Other                                                                                          2,587
                                                                                                         ---------------
                    Total income                                                                             125,077,709
                                                                                                         ---------------

Expenses:           Investment advisory fees                                            $    24,551,706
                    Account maintenance and distribution fees--Class B                       17,420,119
                    Transfer agent fees--Class B                                              2,715,695
                    Account maintenance fees--Class D                                         1,818,014
                    Account maintenance and distribution fees--Class C                        1,574,980
                    Transfer agent fees--Class D                                                997,414
                    Transfer agent fees--Class A                                                883,373
                    Professional fees                                                           741,036
                    Custodian fees                                                              695,007
                    Accounting services                                                         448,289
                    Transfer agent fees--Class C                                                264,242
                    Printing and shareholder reports                                            216,623
                    Pricing fees                                                                 41,479
                    Registration fees                                                            40,544
                    Directors' fees and expenses                                                 24,316
                    Other                                                                        69,002
                                                                                        ---------------
                    Total expenses before reimbursement                                      52,501,839
                    Reimbursement of expenses                                               (1,413,973)
                                                                                        ---------------
                    Total expenses after reimbursement                                                        51,087,866
                                                                                                         ---------------
                    Investment income--net                                                                    73,989,843
                                                                                                         ---------------

Realized &          Realized gain from:
Unrealized            Investments--net                                                      232,620,839
Gain on               Foreign currency transactions--net                                    107,321,922      339,942,761
Investments &                                                                           ---------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                      152,800,319
                      Foreign currency transactions--net                                        623,347      153,423,666
                                                                                        ---------------  ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $   567,356,270
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Six        For the
                                                                                         Months Ended      Year Ended
                                                                                          April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                       2001             2000
Operations:         Investment income--net                                              $    73,989,843  $   192,453,778
                    Realized gain on investments and foreign currency
                    transactions--net                                                       339,942,761      714,697,340
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  153,423,666    (259,965,970)
                                                                                        ---------------  ---------------
                    Net increase in net assets resulting from operations                    567,356,270      647,185,148
                                                                                        ---------------  ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                              (12,142,801)     (62,430,654)
Shareholders:         Class B                                                              (14,295,309)    (165,142,390)
                      Class C                                                               (1,360,131)     (12,440,726)
                      Class D                                                              (11,540,120)     (57,795,148)
                    In excess of investment income--net:
                      Class A                                                                        --         (15,377)
                      Class B                                                                        --         (40,676)
                      Class C                                                                        --          (3,064)
                      Class D                                                                        --         (14,235)
                    Realized gain on investments--net:
                      Class A                                                             (152,385,142)     (98,577,261)
                      Class B                                                             (420,328,833)    (340,791,661)
                      Class C                                                              (37,637,803)     (24,950,070)
                      Class D                                                             (166,805,497)     (93,915,528)
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                     (816,495,636)    (856,116,790)
                                                                                        ---------------  ---------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                              425,715,172    (589,724,952)
                                                                                        ---------------  ---------------

Net Assets:         Total increase (decrease) in net assets                                 176,575,806    (798,656,594)
                    Beginning of period                                                   6,554,506,470    7,353,163,064
                                                                                        ---------------  ---------------
                    End of period*                                                      $ 6,731,082,276  $ 6,554,506,470
                                                                                        ===============  ===============

                    *Undistributed investment income--net                               $    34,651,482  $            --
                                                                                        ===============  ===============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                      Class A
                                                             For the Six
The following per share data and ratios have been derived    Months Ended
from information provided in the financial statements.        April 30,          For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001        2000        1999        1998        1997
Per Share           Net asset value, beginning of period     $    14.33  $    14.79  $    13.25  $    15.92   $    15.17
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net++                        .20         .48         .67         .67          .71
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               .99         .90        2.53      (1.28)         1.57
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.19        1.38        3.20       (.61)         2.28
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.13)       (.71)       (.61)       (.86)        (.88)
                      In excess of investment income--net            --      --++++          --          --           --
                      Realized gain on investments--net          (1.69)      (1.13)      (1.05)      (1.20)        (.65)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (1.82)      (1.84)      (1.66)      (2.06)       (1.53)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    13.70  $    14.33 $     14.79  $    13.25   $    15.92
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         9.35%+++      10.20%      26.30%     (4.43%)       16.08%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                .91%*        .88%        .91%        .84%         .83%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                      .96%*        .93%        .97%        .93%         .91%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       2.91%*       3.40%       4.86%       4.62%        4.64%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $1,342,657  $1,224,613  $1,305,473  $1,513,999   $2,132,254
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           73.52%      53.75%      26.95%      49.67%       55.42%
                                                             ==========  ==========  ==========  ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                                       Class B
                                                            For the Six
The following per share data and ratios have been derived   Months Ended
from information provided in the financial statements.       April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2001         2000        1999        1998       1997
Per Share           Net asset value, beginning of period     $    14.04  $    14.52  $    13.01  $    15.65   $    14.95
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net++                        .12         .33         .52         .52          .55
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               .99         .88        2.49      (1.26)         1.52
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.11        1.21        3.01       (.74)         2.07
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.06)       (.56)       (.45)       (.70)        (.72)
                      In excess of investment income--net            --      --++++          --          --           --
                      Realized gain on investments--net          (1.69)      (1.13)      (1.05)      (1.20)        (.65)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (1.75)      (1.69)      (1.50)      (1.90)       (1.37)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    13.40  $    14.04  $    14.52  $    13.01   $    15.65
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         8.82%+++       9.05%      25.08%     (5.37%)       14.82%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement               1.93%*       1.90%       1.94%       1.86%        1.85%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                     1.98%*       1.95%       1.99%       1.95%        1.93%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       1.89%*       2.40%       3.84%       3.60%        3.62%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $3,480,952  $3,611,061  $4,496,037  $6,743,780   $9,879,603
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           73.52%      53.75%      26.95%      49.67%       55.42%
                                                             ==========  ==========  ==========  ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                                       Class C
                                                            For the Six
The following per share data and ratios have been derived   Months Ended
from information provided in the financial statements.       April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2001         2000        1999        1998        1997
Per Share           Net asset value, beginning of period     $    13.83  $    14.33  $    12.86  $    15.50   $    14.83
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net++                        .12         .32         .51         .51          .54
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               .96         .87        2.46      (1.24)         1.52
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.08        1.19        2.97       (.73)         2.06
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.06)       (.56)       (.45)       (.71)        (.74)
                      In excess of investment income--net            --      --++++          --          --           --
                      Realized gain on investments--net          (1.69)      (1.13)      (1.05)      (1.20)        (.65)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (1.75)      (1.69)      (1.50)      (1.91)       (1.39)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    13.16  $    13.83  $    14.33  $    12.86   $    15.50
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         8.77%+++       9.07%      25.05%     (5.38%)       14.84%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement               1.94%*       1.91%       1.95%       1.88%        1.86%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                     1.99%*       1.95%       2.01%       1.96%        1.94%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       1.88%*       2.36%       3.84%       3.61%        3.60%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  335,471  $  312,568  $  322,238  $  503,556   $  671,467
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           73.52%      53.75%      26.95%      49.67%       55.42%
                                                             ==========  ==========  ==========  ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2001


FINANCIAL HIGHLIGHTS (CONCLUDED)
                                                                                       Class D
                                                            For the Six
The following per share data and ratios have been derived   Months Ended
from information provided in the financial statements.       April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2001         2000        1999        1998       1997
Per Share           Net asset value, beginning of period     $    14.30  $    14.77  $    13.23  $    15.89   $    15.15
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net++                        .18         .44         .64         .64          .68
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              1.00         .90        2.52      (1.28)         1.55
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.18        1.34        3.16       (.64)         2.23
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.12)       (.68)       (.57)       (.82)        (.84)
                      In excess of investment income--net            --      --++++          --          --           --
                      Realized gain on investments--net          (1.69)      (1.13)      (1.05)      (1.20)        (.65)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (1.81)      (1.81)      (1.62)      (2.02)       (1.49)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    13.67  $    14.30  $    14.77  $    13.23   $    15.89
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         9.21%+++       9.86%      26.01%     (4.63%)       15.76%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement               1.16%*       1.13%       1.16%       1.10%        1.08%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                     1.21%*       1.18%       1.21%       1.18%        1.16%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       2.66%*       3.11%       4.61%       4.40%        4.38%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $1,572,002 $ 1,406,264  $1,229,415 $ 1,316,994  $ 1,479,711
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           73.52%      53.75%      26.95%      49.67%       55.42%
                                                             ==========  ==========  ==========  ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to
 .625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the six months ended April 30, 2001, MLIM earned fees of $24,551,706, of which $1,413,973 was waived. MLIM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .10% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. For the six months ended April 30, 2001, MLIM paid MLAM U.K. a fee of $3,094,454 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account       Distribution
                                 Maintenance Fee        Fee

Class B                                .25%             .75%
Class C                                .25%             .75%
Class D                                .25%             --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             FAMD      MLPF&S

Class A                    $ 2,478    $ 33,607
Class D                    $14,610    $199,918


For the six months ended April 30, 2001, MLPF&S received contingent deferred sales charges of $666,779 and $17,045 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $6 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $155,424 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2001.

For the six months ended April 30, 2001, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $34 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed MLIM an aggregate of $66,989 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $4,428,549,320 and $4,638,559,655, respectively.

Net realized gains (losses) for the six months ended April 30, 2001 and net unrealized gains (losses) as of April 30, 2001 were as follows:

                                            Realized           Unrealized
                                         Gains (Losses)      Gains (Losses)

Long-term investments                   $  249,193,198       $   81,360,932
Short-term investments                         (1,187)                   --
Options written                              4,823,343            5,516,621
Options purchased                            1,175,055                   --
Financial futures contracts               (22,569,570)           20,860,809
Forward foreign exchange contracts         102,510,950            5,783,534
Foreign currency transactions                4,810,972          (2,847,416)
                                        --------------       --------------
Total                                   $  339,942,761       $  110,674,480
                                        ==============       ==============



As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $86,877,553, of which $994,896,144 related to appreciated securities and $908,018,591 related to depreciated securities. At April 30, 2001, the aggregate cost of investments, including options, for Federal income tax purposes was $6,105,653,251.

Transactions in call options written for the six months ended April 30, 2001 were as follows:

                                   Nominal Value         Premiums
                                      Covered            Received
Outstanding call options written,
beginning of period                    5,164,000      $  17,534,875
Options written                        7,361,300         23,331,864
Options expired                      (3,060,500)        (7,691,558)
Options exercised                    (2,631,500)        (9,444,965)
Options closed                         (300,000)        (1,162,045)
                                    ------------      -------------
Outstanding call options written,
end of period                          6,533,300      $  22,568,171
                                    ============      =============


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $425,715,172 and ($589,724,952) for the six months ended April 30, 2001 and the year ended October 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended April 30, 2001                    Shares            Amount

Shares sold                           13,857,176     $  192,316,305
Shares issued to shareholders in
reinvestment of dividends and
distributions                         11,951,761        151,309,295
                                  --------------     --------------
Total issued                          25,808,937        343,625,600
Shares redeemed                     (13,265,913)      (177,222,282)
                                  --------------     --------------
Net increase                          12,543,024     $  166,403,318
                                  ==============     ==============


Class A Shares for the Year Ended                        Dollar
October 31, 2000                        Shares           Amount

Shares sold                           13,403,721    $   190,332,069
Shares issued resulting from
reorganization                            83,682          1,187,919
Shares issued to shareholders in
reinvestment of dividends and
distributions                         10,889,017        148,138,385
                                  --------------     --------------
Total issued                          24,376,420        339,658,373
Shares redeemed                     (27,187,196)      (385,836,798)
                                  --------------     --------------
Net decrease                         (2,810,776)    $  (46,178,425)
                                  ==============     ==============


Class B Shares for the Six Months                         Dollar
Ended April 30, 2001                    Shares            Amount

Shares sold                           13,182,381     $  173,153,774
Shares issued to shareholders in
reinvestment of dividends and
distributions                         29,696,792        369,131,129
                                  --------------     --------------
Total issued                          42,879,173        542,284,903
Automatic conversion of shares      (11,994,243)      (159,120,621)
Shares redeemed                     (28,243,495)      (373,697,036)
                                  --------------     --------------
Net increase                           2,641,435     $    9,467,246
                                  ==============     ==============


Class B Shares for the Year Ended                        Dollar
October 31, 2000                        Shares           Amount

Shares sold                           21,290,093     $  297,553,239
Shares issued resulting from
reorganization                         3,358,711         47,233,660
Shares issued to shareholders in
reinvestment of dividends and
distributions                         32,130,281        428,911,107
                                  --------------     --------------
Total issued                          56,779,085        773,698,006
Automatic conversion of shares      (23,847,702)      (336,609,291)
Shares redeemed                     (85,452,940)    (1,192,004,947)
                                  --------------     --------------
Net decrease                        (52,521,557)    $ (754,916,232)
                                  ==============     ==============


Class C Shares for the Six Months                        Dollar
Ended April 30, 2001                    Shares           Amount

Shares sold                            2,514,019     $   32,374,207
Shares issued to shareholders in
reinvestment of dividends and
distributions                          2,690,621         32,852,485
                                  --------------     --------------
Total issued                           5,204,640         65,226,692
Shares redeemed                      (2,318,305)       (30,088,195)
                                  --------------     --------------
Net increase                           2,886,335     $   35,138,497
                                  ==============     ==============


Class C Shares for the Year Ended                        Dollar
October 31, 2000                        Shares           Amount

Shares sold                            3,008,129    $    41,269,269
Shares issued resulting from
reorganization                         1,265,374         17,521,231
Shares issued to shareholders in
reinvestment of dividends and
distributions                          2,419,185         31,817,948
                                  --------------     --------------
Total issued                           6,692,688         90,608,448
Shares redeemed                      (6,580,252)       (90,469,564)
                                  --------------     --------------
Net increase                             112,436     $      138,884
                                  ==============     ==============


Class D Shares for the Six Months                        Dollar
Ended April 30, 2001                    Shares           Amount

Shares sold                            4,924,551     $   65,510,423
Automatic conversion of shares        11,768,713        159,120,621
Shares issued to shareholders in
reinvestment of dividends and
distributions                         12,258,564        155,070,829
                                  --------------     --------------
Total issued                          28,951,828        379,701,873
Shares redeemed                     (12,297,934)      (164,995,762)
                                  --------------     --------------
Net increase                          16,653,894     $  214,706,111
                                  ==============     ==============


Class D Shares for the Year Ended                        Dollar
October 31, 2000                        Shares           Amount

Shares sold                            9,530,270     $  135,640,126
Automatic conversion of shares        23,442,612        336,609,291
Shares issued resulting from
reorganization                           319,363          4,550,494
Shares issued to shareholders in
reinvestment of dividends and
distributions                          9,721,639        132,160,866
                                  --------------     --------------
Total issued                          43,013,884        608,960,777
Shares redeemed                     (27,966,242)      (397,729,956)
                                  --------------     --------------
Net increase                          15,047,642     $  211,230,821
                                  ==============     ==============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended April 30, 2001.

6. Security Loans:
At April 30, 2001, the Fund held collateral having an aggregate value of approximately $184,975,000 for portfolio securities loaned having a market value of approximately $178,247,000.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Bryan N. Ison, Senior Vice President and Portfolio Manager
Dennis W. Stattman, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Arthur Zeikel, Director of Merrill Lynch Global Allocation Fund,
Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.